                                                                    EXHIBIT 4(f)
--------------------------------------------------------------------------------


                             WELLS FARGO & COMPANY

                                      and

                      THE FIRST NATIONAL BANK OF CHICAGO

                                    Trustee



                                  ___________


                                   INDENTURE


                         Dated as of November 27, 1996



                         JUNIOR SUBORDINATED DEBENTURES

--------------------------------------------------------------------------------

                         Reconciliation and Tie Sheet*
                                    between
           Provisions of the Trust Indenture Act of 1939, as amended
                                      and
                    Indenture Dated as of December 10, 1992
                                    between
                             Wells Fargo & Company
                                      and
                  The First National Bank of Chicago, Trustee

    Section of Act                              Section of Indenture
    --------------                              --------------------
          310(a)(1)                            7.09
          310(a)(2)                            7.09
          310(a)(3)                            Inapplicable
          310(a)(4)                            Inapplicable
          310(b)                               7.08, 7.10
          310(c)                               Inapplicable
          311(a)                               7.13(a), 7.13(c)
          311(b)                               7.13(b), 7.13(c)
          311(c)                               Inapplicable
          312(a)                               5.01, 5.02(a)
          312(b)                               5.02(b)
          312(c)                               5.02(c)
          313(a)                               5.04(a)
          313(b)(1)                            Inapplicable
          313(b)(2)                            5.04(b)
          313(c)                               5.04(c)
          313(d)                               5.04(d)
          314(a)(1)                            5.03(a)
          314(a)(2)                            5.03(b)
          314(a)(3)                            5.03(c)
          314(a)(4)                            4.06
          314(b)                               Inapplicable
          314(c)(1)                            15.04
          314(c)(2)                            15.04
          314(c)(3)                            Inapplicable
          314(d)                               Inapplicable
          314(e)                               15.04
          314(f)                               Omitted
          315(a)                               7.01
          315(b)                               6.07
          315(c)                               7.01
          315(d)                               7.01
          315(e)                               6.08
          316(a)(1)                            6.06, 8.04
          316(a)(2)                            Omitted
          316(b)                               6.04
          316(c)                               10.05
          317(a)                               6.02
          317(b)                               4.04
          318(a)                               15.06

---------------------
*This Reconciliation and Tie Sheet is not part of the Indenture.

                               TABLE OF CONTENTS

                                                                                                                        Page
                                                                                                                        ----
ARTICLE ONE         DEFINITIONS

     Section 1.01.  Certain terms defined............................................................................... 1
                    Additional Interest................................................................................. 2
                    Additional Sum...................................................................................... 2
                    Administrative Trustee.............................................................................. 2
                    Authenticating Agent................................................................................ 2
                    Authorized Newspaper................................................................................ 2
                    Bank................................................................................................ 2
                    Board of Directors.................................................................................. 2
                    Business Day........................................................................................ 2
                    Capital Stock....................................................................................... 3
                    Capital Treatment Event............................................................................. 3
                    Commission.......................................................................................... 3
                    Common Stock........................................................................................ 3
                    Company............................................................................................. 3
                    Depositary.......................................................................................... 3
                    Distributions....................................................................................... 3
                    Event of Default.................................................................................... 4
                    Extension Period:................................................................................... 4
                    Indenture........................................................................................... 4
                    Investment Company Event............................................................................ 4
                    Maturity............................................................................................ 4
                    1940 Act............................................................................................ 4
                    Officers' Certificate............................................................................... 4
                    Opinion of Counsel.................................................................................. 4
                    Original Issue Date................................................................................. 5
                    Original Issue Discount Security.................................................................... 5
                    Paying Agent........................................................................................ 5
                    Person.............................................................................................. 5
                    Principal........................................................................................... 5
                    Property Trustee.................................................................................... 5
                    Ranking junior to the Securities.................................................................... 5
                    Ranking on a parity with the Securities............................................................. 5
                    Register............................................................................................ 6
                    Resolution of the Company........................................................................... 6
                    Responsible Officer................................................................................. 6
                    Rights Plan......................................................................................... 6
                    Security or Securities; outstanding................................................................. 6
                    Securityholder; registered holder................................................................... 7
                    Senior Indebtedness of the Company.................................................................. 7
                    Stated Maturity..................................................................................... 8
                    Subsidiary.......................................................................................... 8
                    Tax Event........................................................................................... 8
                    Trust Agreement..................................................................................... 8
                    Trustee; Principal Office of the Trustee............................................................ 8
                    Trust Indenture Act of 1939......................................................................... 9
                    Wells Fargo Guarantee............................................................................... 9

ARTICLE TWO         ISSUE, DESCRIPTION, EXECUTION, REGISTRATION OF TRANSFER
                    AND EXCHANGE OF SECURITIES

     Section 2.01.  Amount, series and delivery of Securities..........................................................  9
     Section 2.02.  Form of Securities and Trustee's Certificate....................................................... 12
     Section 2.03.  Denominations of and payment of interest on Securities............................................. 14
     Section 2.04.  Execution of Securities............................................................................ 14
     Section 2.05.  Registration, transfer and exchange of Securities.................................................. 15
     Section 2.06.  Temporary Securities............................................................................... 16
     Section 2.07.  Mutilated, destroyed, lost or stolen Securities.................................................... 16
     Section 2.08.  Cancellation and destruction of surrendered Securities............................................. 17
     Section 2.09.  Authenticating Agents.............................................................................. 17
     Section 2.10.  Deferrals of Interest Payment Dates................................................................ 18
     Section 2.11.  Right of set-Off................................................................................... 19
     Section 2.12.  Shortening or Extension of Stated Maturity......................................................... 19
     Section 2.13.  Agreed tax treatment............................................................................... 19

ARTICLE THREE       REDEMPTION OF SECURITIES

     Section 3.01.  Applicability of Article........................................................................... 20
     Section 3.02.  Mailing of notice of redemption.................................................................... 20
     Section 3.03.  When Securities called for redemption become due and payable....................................... 21
     Section 3.04.  Right of redemption of Securities initially issued to a Wells Fargo Trust.......................... 21

ARTICLE FOUR        PARTICULAR COVENANTS OF THE COMPANY

     Section 4.01.  Payment of principal of and interest on Securities................................................. 21
     Section 4.02.  Maintenance of offices or agencies for registration of transfer, exchange and payment of Securities.............................................................................. 22
     Section 4.03.  Appointment to fill a vacancy in the office of Trustee............................................. 22
     Section 4.04.  Duties of Paying Agent............................................................................. 22
     Section 4.05.  Further assurances................................................................................. 23
     Section 4.06.  Officers' Certificate as to defaults; notices of certain defaults.................................. 23
     Section 4.07.  Waiver of covenants................................................................................ 23
     Section 4.08.  Additional Sums.................................................................................... 23
     Section 4.09.  Additional Covenants............................................................................... 24

ARTICLE FIVE        SECURITYHOLDERS' LISTS AND REPORTS BY THE COMPANY
                    AND THE TRUSTEE

     Section 5.01.  Company to furnish Trustee information as to the names and addresses of
                    Securityholders.................................................................................... 24
     Section 5.02.  Trustee to preserve information as to the names and addresses of
                    Securityholders received by it..................................................................... 25
     Section 5.03.  Annual and other reports to be filed by Company with Trustee....................................... 26
     Section 5.04.  Trustee to transmit annual report to Securityholders............................................... 26

ARTICLE SIX         REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON
                    EVENT OF DEFAULT

     Section 6.01.  Events of Default defined.......................................................................... 27
     Section 6.02.  Covenant of Company to pay to Trustee whole amount due on Securities on default in payment of interest or principal........................................................ 29
     Section 6.03.  Application of moneys collected by Trustee......................................................... 30
     Section 6.04.  Limitation on suits by holders of Securities....................................................... 31
     Section 6.05.  On default Trustee may take appropriate action..................................................... 32
     Section 6.06.  Rights of holders of majority in principal amount of Securities to direct
                    Trustee and to waive default....................................................................... 32
     Section 6.07.  Trustee to give notice of defaults known to it, but may withhold in certain circumstances...................................................................................... 32
     Section 6.08.  Requirement of an undertaking to pay costs in certain suits under the
                    Indenture or against the Trustee................................................................... 33

ARTICLE SEVEN       CONCERNING THE TRUSTEE

     Section 7.01.  Upon Event of Default occurring and continuing, Trustee shall exercise powers vested in it, and use same degree of care and skill in their exercise, as a prudent man would use......................................................................... 33
     Section 7.02.  Reliance on documents, opinions, etc............................................................... 34
     Section 7.03.  Trustee not liable for recitals in Indenture or in Securities...................................... 35
     Section 7.04.  May own Securities................................................................................. 35
     Section 7.05.  Moneys received by Trustee to be held in trust without interest.................................... 35
     Section 7.06.  Trustee entitled to compensation, reimbursement and indemnity...................................... 35
     Section 7.07.  Right of Trustee to rely on Officers' Certificate where no other evidence specifically prescribed............................................................................ 36
     Section 7.08.  Disqualification; conflicting interests............................................................ 36
     Section 7.09.  Requirements for eligibility of Trustee............................................................ 36
     Section 7.10.  Resignation of Trustee............................................................................. 36
     Section 7.11.  Acceptance by successor Trustee.................................................................... 37
     Section 7.12.  Successor to Trustee by merger, consolidation or succession to business............................ 38
     Section 7.13.  Limitations on rights of Trustee as a creditor to obtain payment of certain claims within three months prior to default or during default, or to realize on property as such creditor thereafter............................................................ 38

ARTICLE EIGHT       CONCERNING THE SECURITYHOLDERS

     Section 8.01.  Evidence of action by Securityholders.............................................................. 41
     Section 8.02.  Proof of execution of instruments and of holding of Securities..................................... 42
     Section 8.03.  Who may be deemed owners of Securities............................................................. 42
     Section 8.04.  Securities owned by Company or controlled or controlling persons disregarded for certain purposes................................................................... 42
     Section 8.05.  Instruments executed by Securityholders bind future holders........................................ 43

ARTICLE NINE        SECURITYHOLDERS' MEETINGS

     Section 9.01.  Purposes for which meetings may be called.......................................................... 43
     Section 9.02.  Manner of calling meetings......................................................................... 43
     Section 9.03.  Call of meeting by Company or Securityholders...................................................... 43
     Section 9.04.  Who may attend and vote at meetings................................................................ 44

     Section 9.05.  Regulations may be made by Trustee................................................................. 44
     Section 9.06.  Manner of voting at meetings and record to be kept................................................. 44
     Section 9.07.  Exercise of rights of Trustee, Securityholders and holders of Preferred
                    Securities not to be hindered or delayed........................................................... 45

ARTICLE TEN         SUPPLEMENTAL INDENTURES

     Section 10.01. Purposes for which supplemental indentures may be entered into without consent of Securityholders......................................................................... 45
     Section 10.02. Modification of Indenture with consent of holders of a majority in principal amount of Securities............................................................................... 46
     Section 10.03. Effect of supplemental indentures.................................................................. 47
     Section 10.04. Securities may bear notation of changes by supplemental indentures................................. 47
     Section 10.05. Revocation and effect of consents.................................................................. 48

ARTICLE ELEVEN      CONSOLIDATION, MERGER, SALE OR CONVEYANCE

     Section 11.01. Company may consolidate, etc., on certain terms.................................................... 48
     Section 11.02. Successor corporation substituted.................................................................. 48
     Section 11.03. Opinion of Counsel to Trustee...................................................................... 49

ARTICLE TWELVE      SATISFACTION AND DISCHARGE OF INDENTURE; UNCLAIMED
                    MONEYS

     Section 12.01. Satisfaction and discharge of Indenture............................................................ 49
     Section 12.02. Application by Trustee of funds deposited for payment of Securities................................ 49
     Section 12.03. Repayment of moneys held by Paying Agent........................................................... 49
     Section 12.04. Repayment of moneys held by Trustee................................................................ 50

ARTICLE THIRTEEN    IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS,
                    DIRECTORS AND EMPLOYEES

     Section 13.01. Incorporators, stockholders, officers, directors and employees of Company exempt from individual liability................................................................... 50

ARTICLE FOURTEEN    SUBORDINATION OF SECURITIES

     Section 14.01. Agreement to subordinate........................................................................... 50
     Section 14.02. Obligation of the Company unconditional............................................................ 52
     Section 14.03. Limitations on duties to holders of Senior Indebtedness of the Company............................. 52
     Section 14.04. Notice to Trustee of facts prohibiting payment..................................................... 52
     Section 14.05. Application by Trustee of moneys deposited with it................................................. 53
     Section 14.06. Subrogation........................................................................................ 53
     Section 14.07. Subordination rights not impaired by acts or omissions of Company or holders of Senior Indebtedness of the Company...................................................... 53
     Section 14.08. Authorization of Trustee to effectuate subordination of Securities................................. 53
     Section 14.09. No Payment when Senior Indebtedness in default..................................................... 53
     Section 14.10. Right of Trustee to hold Senior Indebtedness of the Company........................................ 54
     Section 14.11. Article Fourteen not to prevent defaults........................................................... 54

ARTICLE FIFTEEN     CONVERSION OF SECURITIES

     Section 15.01. Applicability of Article........................................................................... 54
     Section 15.02. Conversion privilege............................................................................... 54
     Section 15.03. Exercise of conversion privilege................................................................... 54
     Section 15.04. Fractional interests............................................................................... 55
     Section 15.05. Conversion Price................................................................................... 55
     Section 15.06. Adjustment of Conversion Price..................................................................... 55
     Section 15.07. Continuation of conversion privilege in case of reclassification, change, merger, consolidation or sale of assets............................................................ 57
     Section 15.08. Notice of certain events........................................................................... 58
     Section 15.09. Taxes on conversion................................................................................ 59
     Section 15.10. Company to provide Stock........................................................................... 59
     Section 15.11. Disclaimer of responsibility for certain matters................................................... 59
     Section 15.12. Return of funds deposited for redemption of converted Securities................................... 59

ARTICLE SIXTEEN     MISCELLANEOUS PROVISIONS

     Section 16.01. Successors and assigns of Company bound by Indenture............................................... 60
     Section 16.02. Acts of board, committee or officer of successor corporation valid................................. 60
     Section 16.03. Required notices or demands may be served by mail.................................................. 60
     Section 16.04. Officers' Certificate and Opinion of Counsel to be furnished upon applications or demands by the Company............................................................. 60
     Section 16.05. Payments due on Saturdays, Sundays, and holidays................................................... 61
     Section 16.06. Provisions required by Trust Indenture Act of 1939 to control...................................... 61
     Section 16.07. Indenture and Securities to be construed in accordance with the laws of the
                    State of California................................................................................ 61
     Section 16.08. Provisions of the Indenture and Securities for the sole benefit of the parties and the Securityholders............................................................................ 61
     Section 16.09. Indenture may be executed in counterparts.......................................................... 61
     Section 16.10. Securities in foreign currencies................................................................... 61

          THIS INDENTURE, dated as of the 27th day of November, 1996 between WELLS FARGO & COMPANY, a corporation duly organized and existing under the laws of the State of Delaware (hereinafter sometimes referred to as the "Company"), party of the first part, and THE FIRST NATIONAL BANK OF CHICAGO, a national banking association duly organized and existing under the laws of the United States of America (hereinafter sometimes referred to as the "Trustee"), party of the second part,

                                  WITNESSETH:

          WHEREAS, for its lawful corporate purposes, the Company has duly authorized the issuance from time to time of its unsecured junior subordinated debentures or other evidences of indebtedness (hereinafter referred to as the "Securities"), without limit as to principal amount, issuable in one or more series, the amount and terms of each such series to be determined as hereinafter provided, including, without limitation, Securities issued to evidence loans made to the Company of the proceeds from the issuance from time to time by one or more business trusts (each a "Wells Fargo Trust," and collectively, the "Wells Fargo Trusts") of preferred interests in such Trusts (the "Preferred Securities" which may also be referred to, without limitation, as the "Capital Securities") and common interests in such Trusts (the "Common Securities," and collectively with the Preferred Securities, the "Trust Securities"); to be authenticated by the certificate of the Trustee; and, to provide the terms and conditions upon which the Securities are to be authenticated, issued and delivered, the Company has duly authorized the execution of this Indenture; and

          WHEREAS, all acts and things necessary to make the Securities when executed by the Company and authenticated and delivered by the Trustee as in this Indenture provided, the valid, binding and legal obligations of the Company, and to constitute these presents a valid indenture and agreement according to its terms, have been done and performed and the execution of this Indenture and the issue hereunder of the Securities have in all respects been duly authorized, and the Company, in the exercise of the legal rights and power vested in it, executes this Indenture and proposes to make, execute, issue and deliver the Securities;

          NOW, THEREFORE, in order to declare the terms and conditions upon which the Securities are authenticated, issued and delivered, and in consideration of the premises and of the purchase and acceptance of the Securities by the holders thereof, the Company covenants and agrees with the Trustee, for the equal and proportionate benefit of the respective holders from time to time of the Securities or of series thereof, as follows:

                                  ARTICLE ONE

                                  DEFINITIONS

          Section 1.01. CERTAIN TERMS DEFINED. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (a) The terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular;

          (b) All other terms used herein which are defined in the Trust Indenture Act of 1939, as amended, either directly or by reference therein, have the meanings assigned to them therein;

          (c) All accounting terms used herein and not expressly defined herein shall have the meanings assigned to them in accordance with generally accepted accounting principles, and the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles which are generally accepted at the date or time of such computation; and

          (d) The terms "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

Additional Interest:

          The term "Additional Interest" means the interest, if any, that shall accrue on any interest on the securities of any series the payment of which has not been made on the applicable interest payment date and which shall accrue at the rate per annum specified or determined as specified in such Security.

Additional Sums:

          The term "Additional Sums" shall have the meaning specified in Section 4.08.

Administrative Trustee:

          The term "Administrative Trustee" means, in respect of any Wells Fargo Trust, each Person identified as an "Administrative Trustee" in the related Trust Agreement, solely in such Person's capacity as Administrative Trustee of such Wells Fargo Trust under such Trust Agreement and not in such Person's individual capacity, or any successor administrative trustee appointed as therein provided.

Authenticating Agent:

          The term "Authenticating Agent" shall mean any Authenticating Agent appointed by the Trustee pursuant to Section 2.09.

Authorized Newspaper:

          The term "Authorized Newspaper" shall mean a newspaper in the city of San Francisco, State of California, and the Borough of Manhattan, The City of New York, State of New York, each of which is printed in the English language and customarily published at least once a day for at least five days in each calendar week and of general circulation in the respective cities. Whenever successive publications are required to be made in an Authorized Newspaper, the successive publications may be made in the same or in a different newspaper meeting the foregoing requirements and in each case on any day of the week. If it is impossible or, in the opinion of the Trustee, impracticable to publish any notice in the manner herein provided, then such publication in lieu thereof as shall be made with the approval of the Trustee shall constitute a sufficient publication of such notice.

Bank:

          The term "Bank" shall mean Wells Fargo Bank, National Association, and any successor or successors to all or substantially all of the business of Wells Fargo Bank, National Association, as presently constituted.

Board of Directors:

          The term "Board of Directors," when used with reference to the Company, shall mean the Board of Directors of the Company or the Executive Committee or any other committee of or created by the Board of Directors of the Company duly authorized to act hereunder.

Business Day:

          The term "business day" shall mean any day which is not a Saturday or Sunday and which in the City of San Francisco or the City of Chicago is neither a legal holiday nor a day on which banking institutions are authorized by law or executive order to close or a day on which the corporate trust office of the Trustee is closed for business.

Capital Stock:

          The term "Capital Stock" shall mean shares of capital stock of any class of any corporation whether now or hereafter authorized regardless of whether such capital stock shall be limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up.

Capital Treatment Event:

          The term "Capital Treatment Event" means the reasonable determination by the Company that, as a result of the occurrence of any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision thereof or therein, or as a result of any official or administrative pronouncement or action or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement, action or decision is announced on or after the date of issuance of the Capital Securities under this Trust Agreement, there is more than an insubstantial risk that the Company will not be entitled to treat an amount equal to the aggregate Liquidation Amount of the Capital Securities as "Tier 1 Capital" (or the then equivalent thereof) for purposes of the capital adequacy guidelines of the Federal Reserve, as then in effect and applicable to the Company.

Commission:

          The term "Commission" shall mean the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act of 1939, then the body performing such duties on such date.

Common Stock:

          The term "Common Stock" means the common stock, par value $5.00 per share, of the Company.

Company:

          The term "Company" shall mean Wells Fargo & Company, a corporation duly organized and existing under the laws of the State of Delaware and, subject to the provisions of Article Eleven, shall also include its successors and assigns.

Depositary:

          The term "Depositary" means, with respect to the Securities of any series issuable or issued in whole or in part in the form of one or more global Securities, the person designated as Depositary by the Company pursuant to
Section 2.01 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter the term "Depositary" shall mean or include each person who is then a Depositary hereunder and if at any time there is more than one such person, the term "Depositary" as used with respect to the Securities of any series shall mean the Depositary with respect to the Securities of such series.

Distributions:

          The term "Distributions," with respect to the Trust Securities issued by a Wells Fargo Trust, means amounts payable in respect of such Trust Securities as provided in the related Trust Agreement and referred to therein as "Distributions."

Event of Default:

          The term "Event of Default" with respect to Securities of any series shall mean any event specified as such in Section 6.01 and any other event as may be established with respect to the Securities of such series as contemplated by Section 2.01.

Extension Period::

          The term "Extension Period" has the meaning specified in Section 2.10.

Indenture:

          The term "Indenture" shall mean this instrument as originally executed, or, if amended or supplemented as herein provided, then as so amended or supplemented, and shall include the form and terms of particular series of Securities established as contemplated by Sections 2.01 and 2.02.

Investment Company Event:

          The term "Investment Company Event" means in respect of Wells Fargo Trust, the receipt by Wells Fargo Trust of an Opinion of Counsel, rendered by a law firm experienced in such matters, to the effect that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), such Wells Fargo Trust is or will be considered an investment company that is required to be registered under the 1940 Act, which Change in 1940 Act Law becomes effective on or after the date of original issuance of the Preferred Securities of such Wells Fargo Trust.

Maturity:

          The term "Maturity" when used with respect to any Security means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

1940 Act:

          The term "1940 Act" means the Investment Company Act of 1940, as amended.

Officers' Certificate:

          The term "Officers' Certificate" shall mean a certificate signed by the Chairman of the Board, any Vice Chairman of the Board, the President, any Vice Chairman or any Vice President of the Company (whether or not designated by a number or a word or words added before or after the title Vice President) and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the Company and delivered to the Trustee. Each such certificate shall include the statements provided for in Section 16.04, if and to the extent required by the provisions thereof and will comply with Section 3.14 of the Trust Indenture Act of 1939.

Opinion of Counsel:

          The term "Opinion of Counsel" shall mean an opinion in writing signed by legal counsel, who shall be satisfactory to the Trustee, and who may be an employee of, or counsel to, the Company and delivered to the Trustee. Each such opinion shall include the statements provided for in Section 16.04, if and to the extent required by the provisions thereof and will comply with Section 3.14 of Trust Indenture Act of 1939.

Original Issue Date:

          The term "Original Issue Date" means the first date of issuance of each Security.

Original Issue Discount Security:

          The term "Original Issue Discount Security" shall mean any Security which provides for an amount less than the principal amount thereof to be due and payable upon declaration pursuant to Section 6.01.

Paying Agent:

          The term "Paying Agent" means the Trustee or any Person authorized by the Company to pay the principal or interest on any securities on behalf of the Company.

Person:

          The term "Person" or "person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Principal:

          The term "principal," wherever used with reference to the Securities or any Security or any portion thereof, shall be deemed to include "and premium, if any."

Property Trustee:

          The term "Property Trustee" means, in respect of any Wells Fargo Trust, the commercial bank or trust company identified as the "Property Trustee" in the related Trust Agreement, solely in its capacity as Property Trustee of such Wells Fargo Trust under such Trust Agreement and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as therein provided.

Ranking junior to the Securities:

          The term "ranking junior to the Securities" when used with respect to any obligation of the Company shall mean (i) any Wells Fargo Guarantee of Preferred Securities of any Wells Fargo Trust, and (ii) any other obligation of the Company which (a) ranks junior to and not equally with or prior to the Securities (or any other obligations of the Company ranking on a parity with the Securities) in right of payment upon the happening of any event of the kind specified in the first sentence of the first paragraph of Section 14.01, or (b) is specifically designated as ranking junior to the Securities by express provision in the instrument creating or evidencing such obligation.

          The securing of any obligations of the Company, otherwise ranking junior to the Securities, shall be deemed to prevent such obligations from constituting obligations ranking junior to the Securities.

Ranking on a parity with the Securities:

          The term "ranking on a parity with the Securities" when used with respect to any obligation of the Company shall mean any obligation of the Company which (a) ranks equally with and not prior to the Securities in right of payment upon the happening of any event of the kind specified in the first sentence of the first paragraph of Section 14.01, or (b) is specifically designated as ranking on a parity with the Securities by express provision in the instrument creating or evidencing such obligation.

          The securing of any obligations of the Company, otherwise ranking on a parity with the Securities, shall not be deemed to prevent such obligations from constituting obligations ranking on a parity with the Securities.

Register:

          The term "Register" shall have the meaning specified in Section 2.05.

Resolution of the Company:

          The term "Resolution of the Company" means a resolution of the Company, in the form of a resolution of the Board of Directors or in the form of a resolution of senior officers of the Company pursuant to the Bylaws, authorizing, ratifying, setting forth or otherwise validating agreements, execution and delivery of documents, the issuance, form and terms of securities, or any other actions or proceedings pursuant or with respect to this Indenture.

Responsible Officer:

          The term "Responsible Officer," when used with respect to the Trustee, shall mean the chairman and vice chairman of the board of directors, the president, the chairman and vice chairman of the executive committee of the board of directors, every vice president or officer senior thereto, every assistant vice president, the secretary, every assistant secretary, the treasurer, every assistant treasurer, every corporate trust officer, every assistant corporate trust officer, and every other officer and assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of, and familiarity with, a particular subject.

Rights Plan:

          The term "Rights Plan" means a plan of the Company providing for the issuance by the Company to all holders of its Common Stock of rights entitling the holders thereof to subscribe for or purchase shares of Common Stock or any class or series of preferred stock, which rights (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable and (iii) are also issued in respect of future issuances of Common Stock, in each case until the occurrence of a specified event or events.

Security or Securities; outstanding:

          The term "Security" or "Securities" shall mean any security or securities of the Company, as the case may be, without regard to series, authenticated and delivered under this Indenture.

          The term "outstanding," when used with reference to Securities, shall, subject to the provisions of Section 8.04, mean as of any particular time, all Securities authenticated and delivered by the Trustee under this Indenture, except

          (a) Securities theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

          (b) Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent), provided that such Securities shall have reached their Stated Maturity or, if such Securities are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as in Article Three provided, or provision satisfactory to the Trustee shall have been made for giving such notice; and

          (c) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered or which have been paid pursuant to the terms of Section 2.07 unless proof satisfactory to the Trustee is presented that any such Securities are held by persons in whose hands any of such Securities is a valid, binding and legal obligation of the Company.

          In determining whether the holders of the requisite principal amount of outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 6.01.

Securityholder; registered holder:

          The terms "Securityholder," "holder of Securities," "registered holder" or other similar term, shall mean any person who shall at the time be the registered holder of any Security or Securities on the Register kept for that purpose in accordance with the provisions of this Indenture.

Senior Indebtedness of the Company:

          The term "Senior Indebtedness of the Company" shall mean (i) any indebtedness of the Company for borrowed or purchased money, whether or not evidenced by bonds, debentures, notes or other written instruments, (ii) obligations under letters of credit, (iii) any indebtedness or other obligations of the Company with respect to commodity contracts, interest rate and currency swap agreements, cap, floor and collar agreements, currency spot and forward contracts, and other similar agreements or arrangements designed to protect against fluctuations in currency exchange or interest rates, and (iv) any guarantees, endorsements (other than by endorsement of negotiable instruments for collection in the ordinary course of business) or other similar contingent obligations in respect of obligations of others of a type described in (i), (ii) or (iii) above whether or not such obligation is classified as a liability on a balance sheet prepared in accordance with generally accepted accounting principles, in each case listed in (i), (ii), (iii) and (iv) above whether outstanding on the date of execution of this Indenture or thereafter incurred, other than obligations ranking on a parity with the Securities or ranking junior to the Securities; provided, however, that "Senior Indebtedness of the Company" does not include trade creditors. Senior Indebtedness of the Company shall also include (i) all indebtedness of the Company issued under the Subordinated Indenture dated December 10, 1992 between Wells Fargo & Company and Marine Midland Bank (the "Marine Midland Indenture"), including, but not limited to, the Company's (a) Floating Rate Subordinated Notes Due 1997, (b) Floating Rate Subordinated Notes Due June 25, 1997, (c) Floating Rate Subordinated Notes Due July 1997, (d) Floating Rate Subordinated Capital Notes Due 1997, (e) Floating Rate Capital Notes Due 1998, (f) 8.75% Subordinated Notes Due May 1, 2002, (g) 8-3/8% Subordinated Notes Due May 15, 2002, (h) 6-7/8% Subordinated Notes Due April 1, 2006, and (i) 7-1/8% Subordinated Notes Due August 15, 2006, (ii) all indebtedness of the Company issued under the Indenture dated November 1, 1994 between First Interstate Bancorp and the First National Bank of Chicago (the "First National Bank of Chicago Indenture"), including, but not limited to, the Company's (a) 9.00% Subordinated Notes due November 15, 2004 and (b) 8.15% Subordinated Notes due March 15, 2002, (iii) all indebtedness of the Company issued under the Subordinated Securities Indenture dated February 1, 1985 between First Interstate Bancorp and Irving Trust Company, and under the Capital Securities Indenture dated February 1, 1985 between First Interstate Bancorp and Irving Trust Company (collectively, the "Irving Trust Company Indenture"), including, but not limited to, the Company's (a) 12.75% Subordinated Notes due May 1, 1997, (b) 9.9% Subordinated Notes due November 15, 2001 (c) 10.875% Subordinated Notes due April 15, 2001, (d) 10.20% Subordinated Notes due December 15, 1998, (e) 11.25% Subordinated Notes due March 27, 2001, (f) 11.25% Subordinated Notes due March 28, 2001, (g) 9.375% Subordinated Notes due January 21, 2002, (h) 9.375% Subordinated Notes due January 21, 2002, (i) 9.375%
Subordinated Notes due January 23, 2002, and (j) 9.375% Subordinated Notes due

January 23, 2002 and (iv) all other indebtedness of the Company, whether outstanding on the date of execution of this Indenture or thereafter incurred, ranking on a parity with or senior to indebtedness issued under the Marine Midland Indenture, the First National Bank of Chicago Indenture, or the Irving Trust Company Indenture, whether outstanding on the date of execution of this Indenture or thereafter incurred, and any securities issued pursuant to this Indenture shall be deemed to rank junior to any securities listed above.

Stated Maturity:

          The term "Stated Maturity" when used with respect to any Security or any installment of principal thereof or interest thereon means the date specified pursuant to the terms of such Security as the date on which the principal of such Security or such installment of interest is due and payable in the case of such principal, as such date may be shortened or extended or provided pursuant to the terms of such Security and this Indenture.

Subsidiary:

          The term "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For purposes of this definition, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

Tax Event:

          The term "Tax Event" means the receipt by a Wells Fargo Trust of an Opinion of Counsel (as defined in the relevant Trust Agreement) experienced in such matters to the effect that, as a result of any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein or as a result of any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the date of issuance of the Preferred Securities of such Wells Fargo Trust, there is more than an insubstantial risk that (i) the Wells Fargo Trust is, or will be within 90 days of the date of such Opinion of Counsel, subject to United States federal income tax with respect to income received or accrued on the corresponding series of Securities issued by the Company to such Wells Fargo Trust, (ii) interest payable by the Company on such corresponding series of Securities is not, or within 90 days of the date of such Opinion of Counsel, will not be, deductible, in whole or in part, for United States federal income tax purposes, or (iii) the Wells Fargo Trust is, or will be within 90 days of the date of such Opinion of Counsel, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

Trust Agreement:

          The term "Trust Agreement" means any Trust Agreement governing any Wells Fargo Trust, whether now existing or created in the future, relating to the Securities of any series in each case, and including, without limitation, the Trust Agreements dated October 30, 1996 of Wells Fargo Capital I, Wells Fargo Capital II and Wells Fargo Capital III, and the Trust Agreements dated November 20, 1996, and November 21, 1996, of Wells Fargo Capital A and Wells Fargo Capital B, respectively, each as amended by the form of Amended and Restated Trust Agreement, as amended from time to time.

Trustee; Principal Office of the Trustee:

          The term "Trustee" shall mean The First National Bank of Chicago and, subject to the provisions of Article Seven, shall also include its successors. The term "principal office" of the Trustee shall mean the principal corporate trust office of the Trustee in the City of Chicago, State of Illinois, at which the corporate trust business of the Trustee shall, at any particular time, be administered. The present address of the office at which the corporate trust business of the Trustee is administered is One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126.

Trust Indenture Act of 1939:

          Except as herein otherwise expressly provided or unless the context requires otherwise, the term "Trust Indenture Act of 1939" shall mean the Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, as in force at the date as of which this Indenture was originally executed.

Wells Fargo Guarantee:

          The term "Wells Fargo Guarantee" means the guarantee by the Company of distributions on the Preferred Securities of a Wells Fargo Trust to the extent provided in the Guarantee Agreement.


                                  ARTICLE TWO

                ISSUE, DESCRIPTION, EXECUTION, REGISTRATION OF
                      TRANSFER AND EXCHANGE OF SECURITIES

          Section 2.01. AMOUNT, SERIES AND DELIVERY OF SECURITIES. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

          The Securities may be issued in one or more series. The terms of each series (which terms shall not be inconsistent with the provisions of this Indenture) including:

          (1) The designation of the Securities of the series (which shall distinguish the Securities of the series from all other Securities and which shall include the word "subordinated" or a word of like meaning);

          (2) Any limit upon the aggregate principal amount of the Securities of the series which may be executed, authenticated and delivered under this Indenture; provided, however, that nothing contained in this Section or elsewhere in this Indenture or in the Securities or in such resolution or in such certificate is intended to or shall limit execution by the Company or authentication and delivery by the Trustee of Securities under the circumstances contemplated by Sections 2.05, 2.06, 2.07, 3.02, 3.03 and 10.04;

          (3) The date or dates (if any) on which the principal of the Securities of the series is payable;

          (4) The rate or rates at which the Securities of the series shall bear interest, if any, the date or dates from which such interest shall accrue, the dates on which such interest shall be payable and the record date for the interest payable on any interest payment date;

          (5) The place or places where Securities of the series may be presented for payment and for the other purposes provided in Section 4.02;

          (6) Any price or prices at which, any period or periods within which, and any terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company;

          (7) The type or types (if any) of Capital Stock of the Company into which, any period or periods within which, and any terms and conditions upon which Securities of the series may be made payable, converted, exchanged in whole or in part, at the option of the holder or of the Company;

          (8) If other than denominations of $1,000 and any whole multiple thereof, the denominations in which Securities of the series shall be issuable;

          (9) If other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 6.01;

          (10) If other than such coin or currency of the United States of America as at the time of payment is legal tender for payment of public or private debts, the coin or currency (which may be a composite currency) in which payment of the principal of (and premium, if any) and interest, if any, on the Securities of that series shall be payable;

          (11) If the principal of (and premium, if any) or interest, if any, on the Securities of that series are to be payable, at the election of the Company or a holder thereof, in a coin or currency (including a composite currency) other than that in which the Securities are stated to be payable, the period or periods within which, and the terms and conditions upon which, such election may be made;

          (12) If the amounts of payments of principal of (and premium, if any) or interest, if any, on the Securities of the series may be determined with reference to an index based on a coin or currency (including a composite currency) other than that in which the Securities are stated to be payable, the manner in which such amounts shall be determined;

          (13) If the Securities of the series are payable at maturity or upon earlier redemption in Capital Stock, the terms and conditions upon which such payment shall be made;

          (14) The person or persons who shall be registrar for the Securities of the series, and the place or places where the Register of the Securities of the series shall be kept;

          (15) Any Events of Default with respect to the Securities of a particular series, if not set forth herein;

          (16) Whether any Securities of the series are to be issuable in global form with or without coupons, and, if so, the Depositary for such global Securities and whether beneficial owners of interests in any such global Security may exchange such interests for definitive Securities of such series and of like tenor of any authorized form and denomination and the circumstances under which, and the place or places where, any such exchanges may occur, if other than in the manner provided in Section 2.05;

          (17) The form of Trust Agreement and Guarantee Agreement, if applicable;

          (18) If applicable, the relative degree to which Securities of the series shall be senior to or be subordinated to other Series of such Securities or other indebtedness of the Company in right of payment, whether such other series of Securities or other indebtedness are outstanding or not; and

          (19) Any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture);

or in any case, the method for determining such terms, the persons authorized to determine such terms and the limits, if any, within which any such determination of such terms is to be made shall either be established in or pursuant to a Resolution of the Company and set forth in an Officers' Certificate, or set forth in one or more indentures supplemental hereto, prior to the issuance of Securities of any series.

          The Securities of all series shall be subordinate to Senior Indebtedness of the Company as provided in Article Fourteen. The applicable Officers' Certificate or supplemental indenture may provide that Securities of any particular series may be issued at various times, with different dates on which the principal or any installment of principal is payable, with different rates of interest, if any, or different methods by which interest may be determined, with different dates from which such interest shall accrue, with different dates on which such interest may be payable or with any different terms other than Events of Default but all such Securities of a particular series shall for all purposes under this Indenture including, but not limited to, voting and Events of Default, be treated as Securities of a single series.

          If any of the terms of the series are established by action taken pursuant to a Resolution of the Company, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate or supplemental indenture setting forth the terms of the series.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication by it, and the Trustee shall thereupon authenticate and deliver said Securities to or upon the written order of the Company, signed by its Chairman of the Board, or its President, or any Vice Chairman or any Vice President of the Company (whether or not designated by a number or word or words added before or after the title Vice President), and by its Treasurer or an Assistant Treasurer or its Secretary or an Assistant Secretary, without any further corporate action by the Company. If the form or terms of the Securities of the series have been established in or pursuant to one or more Resolutions of the Company and set forth in an Officers' Certificate or set forth in one or more indentures supplemental hereto, as permitted by this Section and Section 2.02, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon:

          (a)  an Opinion of Counsel stating:

            (i) If the form or terms of such Securities have been established by or pursuant to Resolutions of the Company as permitted by Section 2.02 and set forth in an Officers' Certificate, that such form and terms have been established in conformity with the provisions of this Indenture;

            (ii) If the form or terms of such Securities have been established by or pursuant to a Resolution of the Company and set forth in one or more indentures supplemental hereto as permitted by Section 2.02, that such form and terms have been established in conformity with the provisions of this Indenture;

            (iii) That the issuance and sale of the Securities has been duly registered under the Securities Act of 1933, as amended (the "Act"), and that a registration statement with respect thereto under the Act has become effective under the Act or that such issuance and sale is exempt from the registration requirements of the Act; and any other action by or before any governmental body or authority (except that the offer and sale of the Securities in certain jurisdictions may be subject to the Blue Sky or securities laws of such jurisdictions) required in connection with the issuance of the Securities has been duly taken, specifying the nature thereof, or that no such action is required;

            (iv) That the issuance and delivery of the Securities does not conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, the charter or Bylaws of the Company, any order or decree of any court or public authority having jurisdiction, or any mortgage, indenture, contract, agreement or undertaking known to counsel to which the Company is a party or by which it is bound;

            (v) That such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute legal, valid and binding obligations of the Company, enforceable in accordance with their terms, entitled to the benefits of the Indenture, subject to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting the enforcement of creditors' rights and to general equity principles;

            (vi) If the form or terms of such Securities provide for the conversion of such Securities into shares of Capital Stock of the Company, or the payment in Capital Stock upon maturity or earlier redemption of the Securities, that the Company has reserved a number of shares of Capital Stock sufficient for issuance upon such conversion or payment, and such shares of Capital Stock are fully paid and nonassessable;

            (vii) That the Company has the corporate power to issue such Securities, and has duly taken all necessary corporate action with respect to such issuance;

            (viii) That all laws and requirements in respect of the execution and delivery by the Company of such Securities and the related supplemental indenture, if any, have been complied with and that authentication and delivery of such Securities and the execution and delivery of the related supplemental indenture, if any, by the Trustee will not violate the terms of the Indenture; and

            (ix) Such other matters as the Trustee may reasonably request; and

          (b) An Officers' Certificate setting forth the form and terms of the Securities of such series pursuant to Section 2.01 and Section 2.02 hereof (but only if the form and terms of the Securities of such series are not set forth in one or more supplemental indentures hereto) and stating that all conditions precedent provided for in this Indenture relating to the issuance of such Securities have been complied with, that no Event of Default with respect to any series of Securities has occurred and is continuing and that the issuance of such Securities is not and will not result in (i) an Event of Default or an event or condition which, upon the giving of notice (or the acquisition of knowledge) or the lapse of time or both, would become an Event of Default or
(ii) a default under the provisions of any other instrument or agreement by which the Company is bound.

          The Trustee shall not be required to authenticate such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

          If all the Securities of any series are not to be issued at one time, it shall not be necessary to deliver either an Opinion of Counsel or an Officers' Certificate at the time of issuance of each Security, provided that such Opinion of Counsel and Officers' Certificate, with appropriate modifications, are instead delivered at or prior to the time of issuance of the first Security of such series.

          Each Security shall be dated the date of its authentication.

          Section 2.02. FORM OF SECURITIES AND TRUSTEE'S CERTIFICATE. The Securities of each series shall be substantially of the tenor and purport as shall be authorized in or pursuant to a Resolution of the Company and set forth in an Officers' Certificate or set forth in an indenture or indentures supplemental hereto in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Securities may be listed, or to conform to usage. If the form of Securities of any series is authorized by action taken pursuant to a Resolution of the Company, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate contemplated by
Section 2.01 setting forth the terms of the series.

          The Securities may be printed, lithographed or fully or partly engraved.

          The Trustee's certificate of authentication shall be in substantially the following form:

          "This is one of the Securities, of the series designated herein, referred to in the within-mentioned Indenture.

                                  THE FIRST NATIONAL BANK OF CHICAGO, as Trustee



                                  By
                                    -------------------------------------------
                                                 Authorized Officer"


          If Securities of a series are issuable in global form, as specified pursuant to Section 2.01, then, notwithstanding clause (8) of Section 2.01 and the provisions of Section 2.03, such Security shall represent such of the outstanding Securities of such series as shall be specified therein and may provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of outstanding Securities represented thereby shall be made by the Trustee in such manner and upon instructions given by such person or persons as shall be specified in such Security or by the Company. Subject to the provisions of Section 2.04 and, if applicable, Section 2.06, the Trustee shall deliver and redeliver any Security in global form in the manner and upon written instructions given by the person or persons specified in such Security or by the Company. Any instructions by the Company with respect to endorsement or delivery or redelivery of a Security in global form after the original issuance of the Securities of such series shall be in writing but need not comply with Section 15.04 and need not be accompanied by an Opinion of Counsel.

          Unless otherwise specified pursuant to Section 2.01, payment of principal of and any premium and any interest on any Security in global form shall be made to the person or persons specified therein.

          The owners of beneficial interests in any global Security shall have no rights under this Indenture with respect to any global Security held on their behalf by a Depositary, and such Depositary may be treated by the Company, the Trustee, and any agent of the Company or the Trustee as the sole holder and owner of such global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by a Depositary, or impair, as between a Depositary and its participants in any global Security, the operation of customary practices governing the exercise of the rights of a holder of a Security of any series, including, without limitation, the granting of proxies or other authorization of participants to give or take any request, demand, authorization, direction, notice, consent, waiver or other action that a holder is entitled to give or take under this Indenture.

          Neither the Company, the Trustee nor any Authenticating Agent will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

          Each Depositary designated pursuant to Section 2.01 for a global Security must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and any other applicable statute or regulation.

          Section 2.03. DENOMINATIONS OF AND PAYMENT OF INTEREST ON SECURITIES. The Securities of each series shall be issuable as fully registered Securities without coupons in such denominations as shall be specified as contemplated by
Section 2.01. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and integral multiples of $1,000 in excess thereof.

          If the Securities of any series shall bear interest, each Security of such series shall bear interest from the applicable date at the rate or rates per annum, and such interest shall be payable on the dates, specified on, or determined in the manner provided for in, the Security. The person in whose name any Security is registered at the close of business on any record date (as hereinbelow defined) for the Security with respect to any interest payment date for such Security shall be entitled to receive the interest payable thereon on such interest payment date notwithstanding the cancellation of such Security upon any registration of transfer, exchange or conversion thereof subsequent to such record date and prior to such interest payment date, unless such Security shall have been called for redemption on a date fixed for redemption subsequent to such record date and prior to such interest payment date, or unless the Company shall default in the payment of interest due on such interest payment date on such Security, in which case such defaulted interest shall be paid to the person in whose name such Security (or any Security or Securities issued upon registration of or exchange thereof) is registered at the close of business on the record date for the payment of such defaulted interest, or except as otherwise specified as contemplated by Section 2.01. The term "record date" as used in this Section with respect to any regular interest payment date for any Security shall mean such day or days as shall be specified as contemplated by
Section 2.01; provided, however, that in the absence of any such provisions with respect to any Security, such term shall mean: (1) the last day of the calendar month next preceding such interest payment date if such interest payment date is the fifteenth day of a calendar month; or (2) the fifteenth day of the calendar month next preceding such interest payment date if such interest payment date is the first day of a calendar month; provided, further, that (except as otherwise specified as contemplated by Section 2.01) if the day which would be the record date as provided herein is not a Business Day, then it shall mean the Business Day next preceding such day. Such term, as used in this Section, with respect to the payment of any defaulted interest on any Security shall mean (except as otherwise specified as contemplated by Section 2.01) the fifth day next preceding the date fixed by the Company for the payment of defaulted interest, established by notice given by first class mail by or on behalf of the Company to the holder of such Security not less than 10 days preceding such record date, or, if such fifth day is not a Business Day, the Business Day next preceding such fifth day.

          Section 2.04. EXECUTION OF SECURITIES. The Securities shall be signed on behalf of the Company, manually or in facsimile, by its Chairman of the Board or any Vice Chairman of the Board, or its President or any Vice Chairman or any Vice President of the Company (whether or not designated by a number or word or words added before or after the title Vice President) and by its Treasurer or an Assistant Treasurer or its Secretary or an Assistant Secretary under its corporate seal, which may be affixed thereto or printed, engraved or otherwise reproduced thereon, by facsimile or otherwise. Only such Securities as shall bear thereon a certificate of authentication substantially in the form recited herein, executed by or on behalf of the Trustee manually by an authorized officer, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee upon any Security executed by the Company shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture. Typographical or other errors or defects in the seal or facsimile signature on any Security or in the text thereof shall not affect the validity or enforceability of such Security if it has been duly authenticated and delivered by the Trustee.

          In case any officer of the Company who shall have signed any of the Securities, manually or in facsimile, shall cease to be such officer before the Securities so signed shall have been authenticated and delivered by the Trustee, or disposed of by the Company, such Securities nevertheless may be authenticated and delivered or disposed of as though the person who signed such Securities had not ceased to be such officer of the Company; and any Security may be signed on behalf of the Company, manually or in facsimile, by such persons as, at the actual date of the execution of such Security, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such person was not such officer.

          Section 2.05. REGISTRATION, TRANSFER AND EXCHANGE OF SECURITIES. Securities of any series (other than a global Security, except as set forth below) may be exchanged for a like aggregate principal amount of Securities of the same series of the same tenor and terms of other authorized denominations. Securities to be exchanged shall be surrendered at the offices or agencies to be maintained by the Company in accordance with the provisions of Section 4.02 and the Company shall execute and the Trustee shall authenticate and deliver, or cause to be authenticated and delivered, in exchange therefor the Security or Securities which the Securityholder making the exchange shall be entitled to receive.

          The Company shall keep, at one or more of the offices or agencies to be maintained by the Company in accordance with the provisions of Section 4.02 with respect to the Securities of each series, a Register (herein defined as the "Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall register the Securities of such series and the transfer of Securities of such series as in this Article provided. Such Register shall be in written form or in any other form capable of being converted into written form within a reasonable time. At all reasonable times the Register shall be open for inspection by the Trustee and any registrar of the Securities of such series other than the Trustee. Upon due presentment for registration of transfer of any Security of any series at the offices or agencies of the Company to be maintained by the Company in accordance with
Section 4.02 with respect to the Securities of such series, the Company shall execute and register and the Trustee shall authenticate and deliver in the name of the transferee or transferees a new Security or Securities of the same series of like tenor and terms for a like aggregate principal amount of authorized denominations.

          Every Security issued upon registration of transfer or exchange of Securities pursuant to this Section shall be the valid obligation of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Security or Securities surrendered upon registration of such transfer or exchange.

          All Securities of any series presented or surrendered for exchange, registration of transfer, redemption, conversion or payment shall, if so required by the Company or any registrar of the Securities of such series, be accompanied by a written instrument or instruments of transfer, in form satisfactory to the Company and such registrar, duly executed by the registered holder or by his attorney duly authorized in writing.

          No service charge shall be made for any exchange or registration of transfer of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.

          The Company shall not be required to exchange or register the transfer of (a) any Securities of any series during a period beginning at the opening of business fifteen days before the day of the mailing of a notice of redemption of outstanding Securities of such series and ending at the close of business on the day of such mailing, or (b) any Securities or portions thereof called or selected for redemption, except, in the case of Securities called for redemption in part, the portion thereof not so called for redemption.

          Notwithstanding any other provision of this Section, unless and until it is exchanged in whole or in part for Securities in definitive form, a global Security representing all or a portion of the Securities of a series may not be transferred, except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

          Notwithstanding the foregoing, except as otherwise specified pursuant to Section 2.01, any global Security shall be exchangeable pursuant to this Section only as provided in this paragraph. If at any time the Depositary for the Securities of a series notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series, or if at any time the Depositary for the Securities of such series shall no longer be eligible to so act, the Company shall appoint a successor Depositary with respect to the Securities of such series. If (a) a successor Depositary for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility (thereby automatically making the Company's election pursuant to Section 2.01 no longer effective with respect to the Securities of such series),
(b) the beneficial owners of interests in a global Security are entitled to exchange such interests for Securities of such series and of the same tenor and terms, as specified pursuant to Section 2.01, or (c) the Company in its sole discretion determines that the Securities of any series issued in the form of one or more global Securities shall no longer be represented by such global Security or Securities, then without unnecessary delay, but, if appropriate, in any event not later than the earliest date on which such interest may be so exchanged, the Company shall deliver to the Trustee definitive Securities in aggregate principal amount equal to the principal amount of such global Security, executed by the Company. On or after the earliest date on which such interests are or may be so exchanged, such global Security shall be surrendered by the Depositary to the Trustee, as the Company's agent for such purpose, to be exchanged, in whole or from time to time in part, for definitive Securities upon payment by the beneficial owners of such interest, at the option of the Company, of a service charge for such exchange and of a proportionate share of the cost of printing such definitive Securities, and the Trustee shall authenticate and deliver, (a) to each person specified by the Depositary in exchange for each portion of such global Security, an equal aggregate principal amount of definitive Securities of the same series of authorized denominations and of the same tenor and terms as the portion of such global Security to be exchanged, and
(b) to such Depositary a global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered global Security and the aggregate principal amount of definitive Securities delivered to holders thereof; provided, however, that no such exchanges may occur during a period beginning at the opening of 15 Business Days before any selection of Securities of that series to be redeemed and ending on the relevant redemption date. If a Security is issued in exchange for any portion of a global Security after the close of business at the office or agency where such exchange occurs on (i) any record date and before the opening of business at such office or agency on the relevant interest payment date, or (ii) any record date for the payment of defaulted interest and before the opening of business at such office or agency on the related proposed date for payment of defaulted interest, then interest or default interest, as the case may be, will not be payable on such interest payment date or proposed date for payment of defaulted interest, as the case may be, in respect of such Security, but will be payable on such interest payment date or proposed date for payment of defaulted interest, as the case may be, only to the person to whom interest in respect of such portion of such global Security is payable in accordance with the provisions of this Indenture and such global Security.

          Section 2.06. TEMPORARY SECURITIES. Pending the preparation of definitive Securities of any series, the Company may execute and the Trustee shall authenticate and deliver temporary Securities of such series (printed or lithographed) of any denomination and substantially in the form of the definitive Securities of such series, but with or without a recital of specific redemption prices or conversion provisions and with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company. Temporary Securities may contain such reference to any provisions of this Indenture as may be appropriate. Every such temporary Security shall be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Securities. Without unreasonable delay the Company will execute and deliver to the Trustee definitive Securities of such series and thereupon any or all temporary Securities of such series may be surrendered in exchange therefor, at the offices or agencies to be maintained by the Company as provided in Section
4.02 with respect to the Securities of such series, and the Trustee shall authenticate and deliver in exchange for such temporary Securities an equal aggregate principal amount of definitive Securities of such series. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series authenticated and delivered hereunder.

          Section 2.07. MUTILATED, DESTROYED, LOST OR STOLEN SECURITIES. In case any temporary or definitive Security shall become mutilated or be destroyed, lost or stolen, the Company, in the case of any mutilated Security shall, and in the case of any destroyed, lost or stolen Security in its discretion may, execute, and upon its request the Trustee shall authenticate and deliver, or cause to be authenticated and delivered, a new Security of the same series of like tenor and terms in exchange and substitution for the mutilated Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen. In case any such Security shall have matured or shall be about to mature, instead of issuing a substituted Security, the Company may pay or authorize payment of the same (without surrender thereof, except in the case of a mutilated Security). In every case the applicant for a substituted Security or for such payment shall furnish to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and to the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof. The Trustee may authenticate any such substituted Security and deliver the same, or the Trustee or any paying agent of the Company may make any such payment, upon the written request or authorization of any officer of the Company. Upon the issue of any substituted Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses connected therewith (including the fees and expenses of the Trustee).

          To the extent permitted by mandatory provisions of law, every substituted Security issued pursuant to the provisions of this Section in substitution for any destroyed, lost or stolen Security shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series duly issued hereunder.

          To the full extent legally enforceable, all Securities shall be held and owned upon the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

          Section 2.08. CANCELLATION AND DESTRUCTION OF SURRENDERED SECURITIES. All Securities surrendered for the purpose of payment, redemption, exchange, substitution or registration of transfer, shall, if surrendered to the Company or any agent of the Company or of the Trustee, be delivered to the Trustee, and the same, together with Securities surrendered to the Trustee for cancellation, shall be cancelled by it, and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. The Trustee shall destroy cancelled Securities and deliver a certificate of destruction thereof to the Company unless by an Officers' Certificate the Company shall direct that cancelled securities be returned to it. If the Company shall purchase or otherwise acquire any of the Securities, however, such purchase or acquisition shall not operate as a payment, redemption or satisfaction of the Indebtedness represented by such Securities unless and until the Company, at its option, shall deliver or surrender the same to the Trustee for cancellation.

          Section 2.09. AUTHENTICATING AGENTS. The Trustee may from time to time appoint one or more Authenticating Agents with respect to one or more series of Securities, which shall be authorized to act on behalf of the Trustee and subject to its direction in authenticating and delivering Securities of such series pursuant hereto as fully to all intents and purposes as though any such Authenticating Agent had been expressly authorized to execute and deliver Securities of such series, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as though authenticated by the Trustee. Wherever reference is made in this Indenture to the authentication or delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication or delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall at all times be a corporation (including a banking association) organized and doing business under the laws of the United States or any State or territory thereof or of the District of Columbia, having a combined capital and surplus of at least five million dollars, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by federal, state, territorial, or District of Columbia authorities. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect herein specified in this Section.

          The Trustee hereby initially appoints The First National Bank of Chicago, through its trust offices at One First National Plaza, Suite 0126, Chicago, Illinois 60670-0126 and at 14 Wall Street, 8th floor, New York, New York 10005, as Authenticating Agent.

          Any corporation succeeding to the corporate agency business of an Authenticating Agent shall continue to be an Authenticating Agent, if such successor corporation is otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent or such successor corporation.

          Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may, or at the request of the Company promptly shall, appoint a successor Authenticating Agent. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

          The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

          Any Authenticating Agent by the acceptance of its appointment shall be deemed to have agreed with the Trustee that: it will perform and carry out the duties of an Authenticating Agent as herein set forth, including among other things the duties to authenticate and deliver Securities of any series for which it has been appointed an Authenticating Agent when presented to it in connection with exchanges, registrations of transfer or any redemptions or conversions thereof; it will furnish from time to time as requested by the Trustee appropriate records of all transactions carried out by it as Authenticating Agent and will furnish the Trustee such other information and reports as the Trustee may reasonably require; it is eligible for appointment as Authenticating Agent under this Section and will notify the Trustee promptly if it shall cease to be so qualified; and it will indemnify the Trustee against any loss, liability or expense incurred by the Trustee and will defend any claim asserted against the Trustee by reason of any acts or failures to act of the Authenticating Agent but it shall have no liability for any action taken by it at the specific written direction of the Trustee.

          Section 2.10. DEFERRALS OF INTEREST PAYMENT DATES. If specified as contemplated by Section 2.01 or Section 2.02 with respect to the Securities of a particular series, so long as no Event of Default has occurred and is continuing, the Company shall have the right, at any time during the term of such series, from time to time to defer the payment of interest on such Securities for such period or periods as may be specified as contemplated by
Section 2.01 (each, an "Extension Period") during which Extension Periods the Company shall have the right to make partial payments of interest on any interest payment date. No Extension Period shall end on a date other than an interest payment date. At the end of any such Extension Period the Company shall pay all interest then accrued and unpaid on the Securities (together with Additional Interest thereon, if any, at the rate specified for the Securities of such series to the extent permitted by applicable law); provided, however, that no Extension Period shall extend beyond the Stated Maturity of the principal of the Securities of such series; provided, further, that during any such Extension Period, the Company shall not, and shall cause any Subsidiary not to, (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company's capital stock (which includes common and preferred stock), or (ii) make any payment of principal of or interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Company that rank pari passu with or junior in interest to the Securities of such series or make any guarantee payments with respect to any Wells Fargo Guarantee or other guarantee by the Company of the debt securities of any Subsidiary of the Company that by their terms rank pari passu or junior in interest to the Securities of such series (other than (a) dividends or distributions in Common Stock; (b) any declaration of a dividend in connection with the implementation of a Rights Plan, the issuance of any Common Stock of any class or series of preferred stock of the Company under any Rights Plan or the redemption or repurchase of any rights distributed pursuant to a Rights Plan;
(c) payments under any Wells Fargo Guarantee; and (d) purchases of Common Stock related to the issuance of Common Stock or rights under any of the Company's benefit plans for its directors, officers or employees). Prior to the termination of any such Extension Period, the Company may further extend the interest payment period, provided that no Extension Period shall exceed the period or periods specified in such Securities or extend beyond the Stated Maturity of the principal of such Securities. Upon termination of any Extension Period and upon the payment of all accrued and unpaid interest and any Additional Interest then due on any interest payment date, the Company may elect to begin a new Extension Period, subject to the above requirements. No interest shall be due and payable during an Extension Period, except at the end thereof. The Company shall give the holders of the Securities of such series and the Trustee notice of its election to begin any such Extension Period at least one Business Day prior to the next succeeding interest payment date on which interest on Securities of such series would be payable but for such deferral or, with respect to the Securities of a series issued to a Wells Fargo Trust, so long as such Securities are held by such Wells Fargo Trust, prior to the earlier of (i) the next succeeding date on which Distributions on the Preferred Securities of such Wells Fargo Trust would be payable but for such deferral, or
(ii) the date the Administrative Trustees of such Wells Fargo Trust are required to give notice to any securities exchange or other applicable self-regulatory organization or to holders of such Preferred Securities of the record date or the date such Distributions are payable, but in any event not less than one Business Day prior to such record date.

          The Trustee shall promptly give notice of the Company's election to begin any such Extension Period to the holders of the outstanding Securities of such series.

          Section 2.11. RIGHT OF SET-OFF. With respect to the Securities of a series issued to a Wells Fargo Trust, notwithstanding anything to the contrary in the Indenture, the Company shall have the right to set-off any payment it is otherwise required to make thereunder in respect of any such Security to the extent the Company has theretofore made, or is concurrently on the date of such payment making, a payment under the Wells Fargo Guarantee relating to such Security or under Section 6.05 of the Indenture.

          Section 2.12. SHORTENING OR EXTENSION OF STATED MATURITY. If specified as contemplated by Section 2.01 or Section 2.02 with respect to the Securities of a particular series, the Company shall have the right to (i) shorten the Stated Maturity of the principal of the Securities of such series at any time to any date not earlier than the first date on which the Company has the right to redeem the Securities of such Series, and (ii) extend the Stated Maturity of the principal of the Securities of such series at any time at its election for one or more periods, but in no event to a date later than the 49th anniversary of the first interest payment date following the Original Issue Date of the Securities of such series; provided that, if the Company elects to exercise its right to extend the Stated Maturity of the principal of the Securities of such series pursuant to this clause (ii), at the time such election is made and at the time of extension (A) the Company is not in bankruptcy, otherwise insolvent or in liquidation, (B) the Company is not in default in the payment of any interest or principal on such Securities, (C) in the case of any series of Securities issued to a Wells Fargo Trust, such Wells Fargo Trust is not in arrears on payments of Distributions on the Preferred Securities issued by such Wells Fargo Trust and no deferred Distributions are accumulated, and (D) such Securities are rated not less than BBB- by Standard & Poor's Ratings Services or Baa3 by Moody's Investors Service, Inc. or the equivalent by any other nationally recognized statistical rating organization. In the event the Company elects to shorten or extend the Stated Maturity of the Securities, it shall give notice to the Trustee, and the Trustee shall give notice of such shortening or extension to the holders no less than 30 and no more than 60 days prior to the effectiveness thereof.

          Section 2.13. AGREED TAX TREATMENT. Each Security issued hereunder shall provide that the Company and, by its acceptance of a security or a beneficial interest therein, the holder of, and any Person that acquires a beneficial interest in, such Security agree that for United States federal, state and local tax purposes it is intended that such Security constitute indebtedness.

                                 ARTICLE THREE

                           REDEMPTION OF SECURITIES

          Section 3.01. APPLICABILITY OF ARTICLE. Securities of any series which are redeemable prior to Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section
2.01 for Securities of any series) in accordance with this Article.

          Section 3.02. MAILING OF NOTICE OF REDEMPTION. In case the Company shall desire to exercise any right to redeem all or, as the case may be, any part of the Securities of any series pursuant to this Indenture, it shall give notice of such redemption to holders of the Securities to be redeemed as hereinafter in this Section provided.

          The Company covenants that it will pay to the Trustee or one or more paying agents, on or before the Business Day next preceding the date fixed for each redemption of Securities, a sum in cash sufficient to redeem on the redemption date all the Securities so called for redemption at the applicable redemption price, together with any accrued interest on the Securities to be redeemed to the date fixed for redemption.

          Notice of redemption shall be given to the holders of Securities to be redeemed as a whole or in part by mailing by first class mail, postage prepaid, a notice of such redemption not less than 30 nor more than 60 days prior to the date fixed for redemption to their last addresses as they shall appear upon the Register, but failure to give such notice by mailing in the manner herein provided to the holder of any Security designated for redemption as a whole or in part, or any defect therein, shall not affect the validity of the proceedings for the redemption of any other Security.

          Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives the notice.

          Each such notice of redemption shall specify the date fixed for redemption and the redemption price at which Securities are to be redeemed, and shall state that payment of the redemption price of the Securities or portions thereof to be redeemed will be made at any of the offices or agencies to be maintained by the Company in accordance with the provisions of Section 4.02 with respect to the Securities to be redeemed, upon presentation and surrender of such Securities or portions thereof, and that, if applicable, interest accrued to the date fixed for redemption will be paid as specified in said notice and on and after said date interest thereon will cease to accrue and shall also specify, if applicable, the conversion price and the date on which the right to convert the Securities will expire and that holders must comply with Article Fifteen hereof in order to convert their Securities. If less than all the Securities of any series are to be redeemed, the notice of redemption to each holder shall specify such holder's Securities of such series to be redeemed as a whole or in part. In case any Security is to be redeemed in part only, the notice which relates to such Security shall state the portion of the principal amount thereof to be redeemed (which shall be equal to the minimum authorized denomination for Securities of such series or any whole multiple thereof), and shall state that on and after the redemption date, upon surrender of such Security, the holder will receive the redemption price in respect to the principal amount thereof called for redemption and, without charge, a new Security or Securities of the same series of authorized denominations for the principal amount thereof remaining unredeemed.

          If less than all the Securities of any series are to be redeemed, the Company shall give the Trustee, at least 60 days in advance of the date fixed for redemption, notice of the aggregate principal amount of Securities of such series to be redeemed, and thereupon the Trustee shall select, pro rata, by lot, or in any manner it shall deem fair, the Securities of such series to be redeemed as a whole or in part and shall thereafter promptly notify the Company in writing of the particular Securities of such series or portions thereof to be redeemed. If the Securities of any series to be redeemed consist of Securities having different dates on which the principal or any installment of principal is payable or different rates of interest, if any, or different methods by which interest may be determined or have any other different tenor or terms, then the Company may, by written notice to the Trustee, direct that Securities of such series to be redeemed shall be selected from among groups of such Securities having specified tenor or terms and the Trustee shall thereafter select the particular Securities to be redeemed in the manner set forth in the preceding sentence from among the group of such Securities so specified.

          Section 3.03. WHEN SECURITIES CALLED FOR REDEMPTION BECOME DUE AND PAYABLE. If the giving of notice of redemption shall have been completed as above provided, the Securities or portions of Securities specified in such notice shall become due and payable on the date and at the place or places stated in such notice at the applicable redemption price, together, if applicable, with any interest accrued (including any Additional Interest) to the date fixed for redemption, and on and after such date fixed for redemption (unless the Company shall default in the payment of such Securities at the applicable redemption price, together with any interest accrued to the date fixed for redemption) any interest on the Securities or portions of Securities so called for redemption shall cease to accrue, and, except as provided in Sections 7.05 and 12.04, such Securities shall cease from and after the date fixed for redemption to be entitled to any benefit or security under this Indenture, and the holders thereof shall have no right in respect of such Securities except the right to receive the redemption price thereof and any unpaid interest accrued to the date fixed for redemption. On presentation and surrender of such Securities at said place of payment in said notice specified, the said Securities or portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with any interest accrued to the date fixed for redemption; provided, however, that, except as otherwise specified as contemplated by Section 2.01, any regular payment of interest becoming due on the date fixed for redemption shall be payable to the holders of the Securities registered as such on the relevant record date as provided in Article Two hereof. Upon presentation of any Security which is redeemed in part only, the Company shall execute and the Trustee shall authenticate and deliver at the expense of the Company a new Security of the same series of like tenor and terms of authorized denomination in principal amount equal to the unredeemed portion of the Security so presented; except that if a global Security is so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver to the Depositary for such global Security, without service charge, a global Security in a denomination equal to and in exchange for the unredeemed portion of the principal of the global Security so surrendered.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the date fixed for redemption at the rate borne by or prescribed therefor in the Security, or, in the case of a Security which does not bear interest, at the rate of interest set forth therefor in the Security to the extent permitted by law.

          Section 3.04. RIGHT OF REDEMPTION OF SECURITIES INITIALLY ISSUED TO A WELLS FARGO TRUST. In the case of the Securities of a series initially issued to a Wells Fargo Trust, except as otherwise specified as contemplated by Section 2.01, the Company, at its option, may redeem such Securities (i) on or after the date five years after the Original Issue Date of such Securities, in whole at any time or in part from time to time, or (ii) upon the occurrence and during the continuation of a Tax Event, Capital Treatment Event or an Investment Company event, at any time within 90 days following the occurrence of such Tax Event in respect of such Wells Fargo Trust, in whole (but not in part), in each case at a redemption price equal to 100% of the principal amount thereof.

                                 ARTICLE FOUR

                      PARTICULAR COVENANTS OF THE COMPANY

          The Company covenants as follows:

          Section 4.01.  PAYMENT OF PRINCIPAL OF AND INTEREST ON SECURITIES.
The Company will duly and punctually pay or cause to be paid the principal of and interest, if any, on each of the Securities at the time and places and in the manner provided herein and in the Securities. Except as otherwise specified as contemplated by Section 2.01, if the Securities of any series bear interest, each installment of interest on the

Securities of such series may at the option of the Company be paid (i) by mailing a check or checks for such interest payable to the person entitled thereto pursuant to Section 2.03 to the address of such person as it appears on the Register of the Securities of such series or (ii) by transfer to an account maintained by the Person entitled thereto as specified in the Register of Securities, provided that proper transfer instructions have been received by the record date.

          Section 4.02. MAINTENANCE OF OFFICES OR AGENCIES FOR REGISTRATION OF TRANSFER, EXCHANGE AND PAYMENT OF SECURITIES. So long as any of the Securities shall remain outstanding, the Company will maintain an office or agency in the City of Chicago, State of Illinois, or in the City and County of San Francisco, State of California, where the Securities may be presented for registration, conversion, exchange and registration of transfer as in this Indenture provided, and where notices and demands to or upon the Company in respect of the Securities or of this Indenture may be served, and where the Securities may be presented for payment. In case the Company shall designate and maintain some office or agency other than the previously designated office or agency, it shall give the Trustee prompt written notice thereof. In case the Company shall fail to maintain any such office or agency or shall fail to give such notice of the location or of any change in the location thereof to the Trustee, presentations and demands may be made and notices may be served at the principal office of the Trustee.

          In addition to such office or agency, the Company may from time to time constitute and appoint one or more other offices or agencies for such purposes with respect to Securities of any series, and one or more paying agents for the payment of Securities of any series, in such cities or in one or more other cities, and may from time to time rescind such appointments, as the Company may deem desirable or expedient, and as to which the Company has notified the Trustee; provided, however, that no such appointment or rescission shall in any manner relieve the Company of its obligation to maintain such office or agency in the said City and County of San Francisco, where Securities of such series may be presented for payment.

          Section 4.03. APPOINTMENT TO FILL A VACANCY IN THE OFFICE OF TRUSTEE. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 7.10, a Trustee, so that there shall at all times be a Trustee with respect to each series of Securities hereunder.

          Section 4.04. DUTIES OF PAYING AGENT. (a) If the Company shall appoint a Paying Agent other than the Trustee with respect to Securities of any series, it will cause such Paying Agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section and Section 12.03,

          (1) That it will hold all sums held by it as such agent for the payment of the principal of or interest, if any, on the Securities of such series (whether such sums have been paid to it by the Company or by any other obligor on the Securities of such series) in trust for the benefit of the holders of the Securities entitled to such principal or interest and will notify the Trustee of the receipt of sums to be so held,

          (2) That it will give the Trustee notice of any failure by the Company (or by any other obligor on the Securities of such series) to make any payment of the principal of or interest on the Securities of such series when the same shall be due and payable, and

          (3) That it will at any time during the continuance of any Event of Default, upon the written request of the Trustee, deliver to the Trustee all sums so held in trust by it.

          (b) Whenever the Company shall have one or more Paying Agents with respect to the Securities of any series, it will, prior to each due date of the principal of or any interest on a Security of such series, deposit with a Paying Agent of such series a sum sufficient to pay the principal or interest so becoming due, such sum to be held in trust for the benefit of the holders of Securities entitled to such principal or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

          (c) If the Company shall act as its own Paying Agent with respect to the Securities of any series, it will, on or before each due date of the principal of or any interest on a Security of such series, set aside, segregate and hold in trust for the benefit of the holder of such Security, a sum sufficient to pay such principal or interest so becoming due and will notify the Trustee of such action, or any failure by it or any other obligor on the Securities of such series to take such action and will at any time during the continuance of any Event of Default, upon the written request of the Trustee, deliver to the Trustee all sums so held in trust by it.

          (d) Anything in this Section to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge of this Indenture with respect to one or more or all series of Securities hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for such series by it, or any Paying Agent hereunder, as required by this Section, such sums are to be held by the Trustee upon the trust herein contained.

          (e) Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of Sections 12.03 and 12.04.

          Section 4.05. FURTHER ASSURANCES. From time to time whenever reasonably demanded by the Trustee, the Company will make, execute and deliver or cause to be made, executed and delivered any and all such further and other instruments and assurances and take all such further action as may be reasonably necessary or proper to carry out the intention of or to facilitate the performance of the terms of this Indenture or to secure the rights and remedies hereunder of the holders of the Securities of any series.

          Section 4.06. OFFICERS' CERTIFICATE AS TO DEFAULTS; NOTICES OF CERTAIN DEFAULTS. The Company will, so long as any of the Securities are outstanding, deliver to the Trustee on or before September 15 of each year, beginning with the year 1997, a certificate signed by the Company's principal executive officer, principal financial officer or principal accounting officer stating that a review has been made under his or her supervision of the activities of the Company during such year and of the performance under this Indenture and, to the best of his or her knowledge, the Company has complied with all conditions and covenants under this Indenture throughout such year, or if there has been a default in the fulfillment of any such obligation, specifying each such default known and the nature and status thereof. For purposes of this Section, such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture.

          Section 4.07. WAIVER OF COVENANTS. The Company may omit in any particular instance to comply with any covenant or condition specifically contained in this Indenture for the benefit of one or more series of Securities, if before the time for such compliance the holders of a majority in principal amount of the Securities of all series affected (all series voting as one class) at the time outstanding (determined as provided in Section 8.04) shall waive such compliance in such instance, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect.

          Section 4.08. ADDITIONAL SUMS. In the case of the Securities of a series issued to a Wells Fargo Trust, so long as no Event of Default has occurred and is continuing and except as otherwise specified as contemplated by
Section 2.01 or Section 2.02, in the event that (i) a Wells Fargo Trust is the holder of all of the Outstanding Securities of such series, (ii) a Tax Event in respect of such Wells Fargo Trust shall have occurred and be continuing and
(iii) the Company shall not have (a) redeemed the Securities of such series or
(b) terminated such Wells Fargo Trust pursuant to the termination provisions of the related Trust Agreement, the Company shall pay to such Wells Fargo Trust (and its permitted successors or assigns under the related Trust Agreement) for so long as such Wells Fargo Trust (or its permitted successor or assignee) is the registered holder of any Securities of such series, such additional amounts as may be necessary in order that the amount of Distributions (including any Additional Amounts (as defined in the Trust Agreement)), then due and payable by such Wells Fargo Trust on the related Preferred Securities and Common Securities that at any time remain outstanding in accordance with the terms thereof shall not be reduced as a result of any additional taxes (the "Additional Sums"). Whenever in this Indenture or the Securities there is a reference in any context to the payment of principal of or interest on the Securities, such mention shall be deemed to include mention of the payments of the Additional Sums provided for in this paragraph to the extent that, in such context, Additional Sums are, were or would be payable in respect thereof pursuant to the provisions of this paragraph and express mention of the payment of Additional Sums (if applicable) in any provisions hereof shall not be construed as excluding Additional Sums in those provisions hereof where such express mention is not made, provided, however, that the deferral of the payment of interest pursuant to Section 2.10 or the Securities shall not defer the payment of any Additional Sums that may be due and payable.

          Section 4.09. ADDITIONAL COVENANTS. The Company covenants and agrees with each holder of Securities of a series issued to a Wells Fargo Trust that it will not, and it will not permit any Subsidiary of the Company to, (a) declare or pay any dividends or distributions on, or redeem purchase, acquire or make a liquidation payment with respect to, any shares of the Company's capital stock, or (b) make any payment of principal, interest or premium, if any, on or repay, repurchase or redeem any debt securities of the Company that rank pari passu with or junior to the Securities of such series or make any guarantee payments with respect to any guarantee by the Company of debt securities of any subsidiary of the Company if such guarantee ranks pari passu with or junior in interest to the Securities (other than (a) dividends or distributions in Common Stock of the Company, (b) any declaration of a dividend in connection with the implementation of a Stockholders' rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (c) payments under any Wells Fargo Guarantee, and (d) purchases of Common Stock related to the issuance of Common Stock under any of the Company's benefit plans for its directors, officers or employees) if at such time (i) there shall have occurred any event of which the Company has actual knowledge that (a) with the giving of notice or the lapse of time or both, would constitute an Event of Default hereunder and (b) in respect of which the Company shall not have taken reasonable steps to cure, (ii) the Company shall be in default with respect to its payment of any obligations under the related Wells Fargo Guarantee or (iii) the Company shall have given notice of its election to begin an Extension Period as provided herein and shall not have rescinded such notice, or such period, or any extension thereof, shall be continuing.

          The Company also covenants with each holder of Securities of a series issued to a Wells Fargo Trust (i) to maintain directly or indirectly 100% ownership of the Common Securities of such Wells Fargo Trust; provided, however, that any permitted successor of the Company hereunder may succeed to the Company's ownership of such Common Securities, (ii) not to voluntarily terminate, wind up or liquidate such Wells Fargo Trust, except (a) in connection with a distribution of the Securities of such series to the holders of Preferred Securities in liquidation of such Wells Fargo Trust or (b) in connection with certain mergers, consolidations or amalgamations permitted by the related Trust Agreement and (iii) to use its reasonable efforts, consistent with the terms and provisions of such Trust Agreement, to cause such Wells Fargo Trust to remain classified as a grantor trust and not an association taxable as a corporation for United States federal income tax purposes.

                                 ARTICLE FIVE

               SECURITYHOLDERS' LISTS AND REPORTS BY THE COMPANY
                                AND THE TRUSTEE

          Section 5.01. COMPANY TO FURNISH TRUSTEE INFORMATION AS TO THE NAMES AND ADDRESSES OF SECURITYHOLDERS. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee, semiannually not more than 5 days after January 15 and July 15 of each year beginning with July 1997, and at such other times as the Trustee may request in writing within 30 days after receipt by the Company of any such request, a list in such form as the Trustee may reasonably require containing all information in the possession or control of the Company, or any Paying Agent or any registrar of the Securities of such series, other than the Trustee, as to the names and addresses of the holders of Securities of such series obtained (in the case of each list other than the first list) since the date as of which the next previous list was furnished; provided, however, that if the Trustee shall be the registrar of the Securities of such series, no such list need be furnished. Any such list may be dated as of a date not more than fifteen days prior to the time such information is furnished or caused to be furnished, and need not include information received after such date.

          Section 5.02. TRUSTEE TO PRESERVE INFORMATION AS TO THE NAMES AND ADDRESSES OF SECURITYHOLDERS RECEIVED BY IT. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of Securities of each series (1) contained in the most recent list furnished to it as provided in Section 5.01 and (2) received by it in the capacity of Paying Agent or registrar (if so acting). The Trustee may destroy any list furnished to it as provided in Section 5.01 upon receipt of a new list so furnished.

          (b) In case three or more holders of Securities (hereinafter referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other holders of Securities of any series or with holders of all Securities with respect to their rights under this Indenture or under such Securities, and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either

          (1) afford such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section, or

          (2) inform such applicants as to the approximate number of holders of Securities of such series or all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section, and as to the approximate cost of mailing to such Securityholders the form of proxy or other communications, if any, specified in such application.

          If the Trustee shall elect not to afford such access to such information, the Trustee shall, upon the written request of such applicants, mail to each of the holders of Securities of such series, or all Securities, as the case may be, whose name and address appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section, a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender, the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the holders of Securities of such series or all Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Securityholders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

          (c) Each and every holder of the Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any Paying Agent nor any registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the holders of Securities in accordance with the provisions of subsection (b) of this Section, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection (b).

          (d) If there shall be different Trustees acting hereunder with respect to separate series of Securities, applicants shall make separate applications hereunder to each such Trustee, and such Trustees shall collaborate, if necessary, in acting under this Section.

          Section 5.03. ANNUAL AND OTHER REPORTS TO BE FILED BY COMPANY WITH TRUSTEE. (a) The Company covenants and agrees to file with the Trustee within fifteen days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of such Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations.

          (b) The Company covenants and agrees to file with the Trustee and the Commission, in accordance with the rules and regulations prescribed from time to time by the Commission, such additional information, documents, and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

          (c) The Company covenants and agrees to transmit to the holders of Securities within 30 days after the filing thereof with the Trustee, in the manner and to the extent provided in subsection (c) of Section 5.04 with respect to reports pursuant to subsection (a) of said Section 5.04, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.

          Section 5.04.  TRUSTEE TO TRANSMIT ANNUAL REPORT TO SECURITYHOLDERS.
(a) On or before July 15, 1997, and on or before July 15 in every year thereafter, if and so long as any Securities are outstanding hereunder, the Trustee shall transmit to the Securityholders as hereinafter in this Section provided, a brief report dated as of the preceding May 15 with respect to any of the following events which may have occurred within the previous twelve (12) months (but if no such event has occurred within such period no report need be transmitted):

          (1) Any change to its eligibility under Section 7.09, and its qualifications under Section 7.08;

          (2) The creation of or any material change to a relationship which, with the occurrence of an Event of Default, would create a conflicting interest within the meaning of the Trust Indenture Act;

          (3) The character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) which remain unpaid on the date of such report, and for the reimbursement of which it claims or may claim a lien or charge, prior to that of the Securities of any series, on any property or funds held or collected by it as Trustee, except that the Trustee shall not be required (but may elect) to state such advances if such advances so remaining unpaid aggregate not more than one-half of one percent of the principal amount of the Securities of such series outstanding on the date of such report;

          (4) Any change to the amount, interest rate, and maturity date of all other indebtedness owing by the Company (or by any other obligor on the Securities) to the Trustee in its individual capacity, on the date of such report, with a brief description of any property held as collateral security therefor, except indebtedness based upon a creditor relationship arising in any manner described in paragraph (2), (3), (4), or (6) of subsection (b) of Section 7.13;

          (5) Any change to the property and funds, if any, physically in the possession of the Trustee (as such) on the date of such report;

          (6) Any additional issue of Securities which the Trustee has not previously reported; and

          (7) Any action taken by the Trustee in the performance of its duties under this Indenture which it has not previously reported and which in its opinion materially affects the Securities, except action in respect of a default, notice of which has been or is to be withheld by it in accordance with the provisions of Section 6.07.

          (b) The Trustee shall transmit to the Securityholders, as hereinafter provided, a brief report with respect to the character and amount of any advances (and if the Trustee elects so to state, the circumstances surrounding the making thereof) made by the Trustee (as such) since the date of the last report transmitted pursuant to the provisions of subsection (a) of this Section (or if such report has not yet been so transmitted, since the date of execution of this Indenture), for the reimbursement of which it claims or may claim a lien or charge prior to that of the Securities of any series on property or funds held or collected by it as Trustee, and which it has not previously reported pursuant to this subsection, except that the Trustee shall not be required (but may elect) to report such advances if such advances remaining unpaid at any time aggregate ten percent or less of the principal amount of Securities of such series outstanding at such time, such report to be transmitted within 90 days after such time.

          (c) Reports pursuant to this Section shall be transmitted by mail to all holders of Securities of any series, as the names and addresses of such holders shall appear upon the Register of the Securities of such series.

          (d) A copy of each such report shall, at the time of such transmission to Securityholders, be filed by the Trustee with each stock exchange upon which the Securities of any series are listed and also with the Commission. The Company will notify the Trustee when and as the Securities of any series become listed on any stock exchange.

                                  ARTICLE SIX

                  REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS
                              ON EVENT OF DEFAULT

          Section 6.01. EVENTS OF DEFAULT DEFINED. The term "Event of Default" whenever used herein with respect to Securities of any series shall mean any one of the following events:

          (a) Default in the payment of any installment of interest upon any of the Securities of such series as and when the same shall become due and payable, and continuance of such default for a period of 30 days (subject to the deferral of any due date in the case of an Extension Period); or

          (b) Default in the payment of all or any part of the principal of any of the Securities of such series as and when the same shall become due and payable either at maturity, upon any redemption, by declaration or otherwise; or

          (c) Failure on the part of the Company duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Company in the Securities or in this Indenture (including any supplemental indenture or pursuant to any Officers' Certificate as contemplated by Section 2.01) specifically contained for the benefit of the Securities of such series, for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the holders of not less than 25% in principal amount of the Securities of such series and all other series so benefited (all series voting as one class) at the time outstanding under this Indenture a written notice specifying such failure and stating that such is a "Notice of Default" hereunder; or

          (d) The commencement by the Company of a voluntary case under Chapter 7 or Chapter 11 of the federal Bankruptcy Code or any other similar state or federal law now or hereafter in effect, or the consent by the Company to the entry of a decree or order for relief in an involuntary case under any such law, or the consent by the Bank to the appointment of a liquidating agent or committee, conservator or receiver under 12 U.S.C. (S)(S) 181, 191, 203 or 1821 (other than a conservator appointed as the result of circumstances described in 12 U.S.C. (S) 203(a)(6), (7) or (8) or 12 U.S.C.
     (S) 1821(c)(5)(D) or (E) pursuant to an order of the relevant federal banking authority stating that such conservator has been appointed solely pursuant to one or more of such subsections), or other similar state or federal law now or hereafter in effect; or

          (e) The entry of a decree or order for relief by a court having jurisdiction in the premises in respect of the Company in an involuntary case under Chapter 7 or Chapter 11 of the federal Bankruptcy Code or any other similar state or federal law now or hereafter in effect, and the continuance of any such decree or order unstayed and in effect for a period of 90 days, or the appointment of a liquidating agent or committee, conservator or receiver under 12 U.S.C. (S)(S) 181, 191, 203 or 1821 (other than a conservator appointed as the result of circumstances described in 12 U.S.C. (S) 203(a)(6), (7) or (8) or 12 U.S.C. (S) 1821(c)(5)(D) or (E)
     pursuant to an order of the relevant federal banking authority stating that such conservator has been appointed solely pursuant to one or more of such subsections), or other similar state or federal law now or hereafter in effect, and the continuance of any such appointment unstayed and in effect for a period of 90 days.

          If an Event of Default under clauses (a), (b) or (c) above shall have occurred and be continuing (but, in the case of clause (c), only if the Event of Default is with respect to less than all series of Securities then outstanding under this Indenture), unless the principal of all the Securities shall have already become due and payable, either the Trustee or the holders of not less than 25% in principal amount of all the then outstanding Securities of the series as to which such Event of Default under clauses (a), (b) or (c) above has occurred (each such series voting as a separate class in the case of an Event of Default under clauses (a) or (b), and all such series voting as one class in the case of an Event of Default under clause (c)), by notice in writing to the Company (and to the Trustee if given by Securityholders) may declare the principal amount (or if Securities of any series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of all the Securities of such series, or of all such series in the case of an Event of Default under clause (c) above, in each case together with any accrued interest, to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable; provided, however, that in the case of the Securities of a series issued to a Wells Fargo Trust, if upon an Event of Default, the Trustee or the holders of at least 25% in principal amount of the outstanding Securities of that series fail to declare the principal of all the Securities of that series to be immediately due and payable, the holders of at least 25% in aggregate liquidation amount of the corresponding series of Preferred Securities then outstanding shall have such right by a notice in writing to the Company and the Trustee. If an Event of Default under clauses (c), (d) or (e) above shall have occurred and be continuing (but, in the case of clause (c), only if the Event of Default is with respect to all Securities then outstanding under the Indenture), then and in each and every such case, unless the principal of all the Securities shall have already become due and payable, either the Trustee or the holders of not less than 25% in principal amount of all the then outstanding Securities of each series as to which such Event of Default under clauses (c), (d) or (e) above has occurred (voting as one class), by notice in writing to the Company (and to the Trustee if given by Securityholders) may declare the principal amount (or if Securities of any series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) of all the Securities as to which the Event of Default under clauses
(c), (d) or (e) above has occurred, together with any accrued interest, to be due and payable immediately, and upon any such declaration the same shall become and shall be immediately due and payable, anything contained in this Indenture or in the Securities to the contrary notwithstanding; provided, however, that in the case of the Securities of a series issued to a Wells Fargo Trust, if upon an Event of Default, the Trustee or the holders of not less than 25% in principal amount of the outstanding Securities of that series fail to declare the principal of all the Securities of that series to be immediately due and payable, the holders of at least 25% in aggregate liquidation amount of the corresponding series of Preferred Securities then outstanding shall have such right by a notice in writing to the Company and the Trustee. The foregoing provisions, however, are subject to the condition that if, at any time after the principal amount (or specified portion thereof) of the Securities of any one or more series (or of all the Securities, as the case may be) shall have been so declared due and payable, and before any judgment or decree for the payment of moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of such series (or upon all the Securities, as the case may be) and the principal of any and all Securities of such series (or of any and all the Securities, as the case may be) which shall have become due otherwise than by declaration (with interest on overdue installments of interest to the extent permitted by law and on such principal at the rate or rates of interest borne by, or prescribed therefor in, the Securities of each such series to the date of such payment or deposit) and the amounts payable to the Trustee under Section 7.06, and any and all defaults under the Indenture with respect to Securities of such series (or all Securities, as the case may be), other than the nonpayment of principal of and any accrued interest on Securities of such series (or any Securities, as the case may be) which shall have become due by declaration, shall have been cured, remedied or waived as provided in Section 6.06, then and in every such case the holders of a majority in principal amount of the Securities of such series (or of all the Securities, as the case may be) then outstanding and as to which such Event of Default has occurred (such series or all series voting as one class, if more than one series are so entitled) by written notice to the Company and to the Trustee, may rescind and annul such declaration and its consequences. In the case of Securities issued to a Wells Fargo Trust, should the holders of such Securities fail to annul such declaration and waive such default, the holders of a majority in aggregate liquidation preference of related Preferred Securities shall have such right; but no such rescission and annulment shall extend to or shall affect any subsequent default, or shall impair any right consequent thereon.

          In case the Trustee, any holder of Securities or any holder of Preferred Securities shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, such holder of Securities or such holder of Preferred Securities then and in every such case the Company, the Trustee, the holders of the Securities of such series (or of all the Securities, as the case may be) and the holders of Preferred Securities shall be restored respectively to their former positions and rights hereunder, and all rights, remedies and powers of the Company and the Trustee, the holders of the Securities of such series (or of all the Securities, as the case may be) and the holders of Preferred Securities shall continue as though no such proceedings had been taken.

          Section 6.02. COVENANT OF COMPANY TO PAY TO TRUSTEE WHOLE AMOUNT DUE ON SECURITIES ON DEFAULT IN PAYMENT OF INTEREST OR PRINCIPAL. The Company covenants that (1) in case default shall be made in the payment of any installment of interest on any of the Securities of any series as and when the same shall become due and payable, and such default shall have continued for a period of 30 days (subject to the deferral of any due date in the case of an Extension Period), or (2) in case default shall be made in the payment of all or any part of the principal of any of the Securities of any series when the same shall have become due and payable, whether upon maturity of the Securities of such series or upon any redemption or upon declaration or otherwise, then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Securities of such series, the whole amount that then shall have become due and payable on all such Securities of such series for principal or interest, or both, as the case may be, with interest upon the overdue principal and installments of interest (to the extent permitted by law) at the rate or rates of interest borne by or prescribed therefor in the Securities of such series; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including a reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses or liabilities incurred, and all advances made, by the Trustee hereunder other than through its negligence or bad faith.

          In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor upon such Securities, and collect in the manner provided by law out of the property of the Company or any other obligor upon such Securities wherever situated the moneys adjudged or decreed to be payable.

          The Trustee shall be entitled and empowered, either in its own name or as trustee of an express trust, or as attorney-in-fact for the holders of the Securities of any series, or in any one or more of such capacities (irrespective of whether the principal of the Securities of such series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section) to file and prove a claim or claims for the whole amount of principal (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of such series) and interest owing and unpaid in respect of the Securities of such series and to file such other documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation of the Trustee, its agents and counsel, and for reimbursement of all expenses, disbursements and liabilities incurred, and all advances made, by the Trustee, its agents and counsel, except as a result of its negligence or bad faith) and of the holders of the Securities of such series allowed in any equity receivership, insolvency, bankruptcy, liquidation, arrangement, readjustment, reorganization or any other judicial proceedings relative to the Company or any other obligor on the Securities or their creditors, or their property. The Trustee is hereby irrevocably appointed (and the successive respective holders of the Securities of each series by taking and holding the same shall be conclusively deemed to have so appointed the Trustee) the true and lawful attorney-in-fact of the respective holders of the Securities of such series, with authority to make and file in the respective names of the holders of the Securities of such series, or on behalf of the holders of the Securities of such series as a class, any proof of debt, amendment of proof of debt, claim, petition or other document in any such proceeding and to receive payment of any sums becoming distributable on account thereof, and to execute any such other papers and documents and to do and perform any and all such acts and things for and on behalf of such holders of the Securities, as may be necessary or advisable in the opinion of the Trustee in order to have the respective claims of the Trustee and of the holders of the Securities of such series allowed in any such proceedings, and to receive payment of or on account of such claims and to distribute the same, and any receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the holders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.06; provided, however, that nothing herein shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of such series or the rights of any holder thereof, or to authorize the Trustee to vote in respect of the claim of any holder of Securities of such series in any such proceeding.

          All rights of action and of asserting claims under this Indenture, or under any of the Securities of any series, may be enforced by the Trustee without the possession of any of the Securities of such series, or the production thereof on any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee, shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of such Trustee, its agents and counsel, for the ratable benefit of the holders of the Securities of such series.

          Section 6.03. APPLICATION OF MONEYS COLLECTED BY TRUSTEE. Any moneys collected by the Trustee pursuant to Section 6.02 shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such moneys, upon presentation of the several Securities in respect of which moneys have been collected, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

          First: To the payment of costs and expenses of collection, and of all amounts payable to the Trustee under Section 7.06;

          Second: In case the principal of the outstanding Securities in respect of which moneys have been collected shall not have become due and be unpaid, to the payment of any interest on such Securities, in the order of the maturity of the installments of such interest, with interest upon the overdue installments of interest (so far as permitted by law and to the extent that such interest has been collected by the Trustee) at the rate or rates of interest borne by, or prescribed therefor in, such Securities, such payments to be made ratably to the persons entitled thereto, without discrimination or preference;

          Third: In case the principal of the outstanding Securities in respect of which such moneys have been collected shall have become due, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon such Securities for principal and interest, if any, with interest on the overdue principal and any installments of interest (so far as permitted by law and to the extent that such interest has been collected by the Trustee) at the rate or rates of interest borne by, or prescribed therefor in, such Securities; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon such Securities, then to the payment of such principal and interest, without preference or priority of principal over interest, or of interest over principal, or of any installment of interest over any other installment of interest, or of any Security over any other Security, ratably to the aggregate of such principal and accrued and unpaid interest; and

          Fourth: To the payment of the remainder, if any, to the Company, its successors or assigns, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct.

          Section 6.04. LIMITATION ON SUITS BY HOLDERS OF SECURITIES. No holder of any Security of any series shall have any right by virtue or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the holders of not less than 25% in principal amount of all the Securities at the time outstanding (considered as one class) shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request shall have been given to the Trustee pursuant to Section 6.06; it being understood and intended, and being expressly covenanted by the taker and holder of every Security with every other taker and holder and the Trustee, that no one or more holders of Securities shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of the holders of any other of such Securities, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          Notwithstanding any other provisions in this Indenture, the right of any holder of any Security to receive payment of the principal of and interest on such Security, on or after the respective due dates expressed in such Security (or, in the case of redemption on or after the date fixed for redemption), or to institute suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such holder.

          Section 6.05. ON DEFAULT TRUSTEE MAY TAKE APPROPRIATE ACTION. In case of a default hereunder the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law. All powers and remedies given by this Article to the Trustee or to the Securityholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the holders of the Securities, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee, of any holder of any of the Securities or any holder of Preferred Securities to exercise any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 8.04, every power and remedy given by this Article or by law to the Trustee, to the Securityholders or the holders of Preferred Securities may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee, by the Securityholders or by the holders of Preferred Securities, as the case may be.

          In the case of Securities of a series issued to a Wells Fargo Trust, any holder of the corresponding series of Preferred Securities issued by such Wells Fargo Trust shall have the right, upon the occurrence of an Event of Default described in Section 6.01(a) or (b) above, to institute a suit directly against the Company for enforcement of payment to such holder of principal of (including premium, if any) and interest (including any Additional Interest) on the Securities having a principal amount equal to the aggregate liquidation amount of such Preferred Securities of the corresponding series held by such holder.

          Section 6.06. RIGHTS OF HOLDERS OF MAJORITY IN PRINCIPAL AMOUNT OF SECURITIES TO DIRECT TRUSTEE AND TO WAIVE DEFAULT. The holders of a majority in principal amount of the Securities of any one or more series or of all the Securities, as the case may be (voting as one class), at the time outstanding (determined as provided in Section 8.04) shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to such one or more series; provided, however, that, subject to Section 7.01, the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by Opinion of Counsel determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Responsible Officer or Officers of the Trustee, determine that the proceedings so directed would be illegal or involve it in personal liability or be unduly prejudicial to the rights of Securityholders of such one or more series not parties to such direction, and provided further that nothing in this Indenture shall impair the right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction by such Securityholders of such one or more series. The holders of a majority in principal amount of the Securities of all series as to which a default hereunder has occurred (all series voting as one class) at the time outstanding (determined as provided in Section 8.04) and, in the case of any Securities of a series issued to a Wells Fargo Trust, the holders of a majority in aggregate liquidation amount of the Preferred Securities issued by such Wells Fargo Trust, may waive any past default hereunder and its consequences, except a default in the payment of the principal of or interest on any of such Securities or in respect of a covenant or provision hereof which under Article Ten cannot be modified or amended without the consent of the holder of each Security so affected. Upon any such waiver, such default shall cease to exist and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon. Any such waiver shall be deemed to be on behalf of the holders of all the Securities of such series or, in the case of a waiver by holders of Preferred Securities issued by such Wells Fargo Trust, by all holders of Preferred Securities issued by such Wells Fargo Trust.

          Section 6.07. TRUSTEE TO GIVE NOTICE OF DEFAULTS KNOWN TO IT, BUT MAY WITHHOLD IN CERTAIN CIRCUMSTANCES. The Trustee shall, within 90 days after the occurrence of any default hereunder with respect to the Securities of any series, give to the holders of the Securities of such series in the manner and to the extent provided in subsection (c) of Section 5.04 with respect to reports pursuant to subsection (a) of said Section 5.04, notice of such default known to the Trustee unless such default shall have been cured, remedied or waived before the giving of such notice (the term "default" for the purposes of this Section being hereby defined to be the events specified in clauses (c), (d) and (e) of Section 6.01, default in the payment of the principal of or interest on Securities of any series, and any additional events specified in the terms of any series of Securities pursuant to Section 2.01, not including any periods of grace provided for therein, and irrespective of the giving of written notice specified in any such terms, and irrespective of the delivery of any Officers' Certificate provided for in any such terms); provided, that, except in the case of default in the payment of the principal of or interest on any of the Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the Board of Directors, the Executive Committee, or a Trust Committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interest of the holders of the Securities of such series.

          Section 6.08. REQUIREMENT OF AN UNDERTAKING TO PAY COSTS IN CERTAIN SUITS UNDER THE INDENTURE OR AGAINST THE TRUSTEE. All parties to this Indenture agree, and each holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any holder of Securities of any series, or group of such Securityholders, holding in the aggregate more than ten percent in principal amount of all the Securities (all series considered as one class) outstanding, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of or interest on any Security, on or after the due date expressed in such Security (or in the case of any redemption, on or after the date fixed for redemption).


                                 ARTICLE SEVEN

                            CONCERNING THE TRUSTEE

          Section 7.01. UPON EVENT OF DEFAULT OCCURRING AND CONTINUING, TRUSTEE SHALL EXERCISE POWERS VESTED IN IT, AND USE SAME DEGREE OF CARE AND SKILL IN THEIR EXERCISE, AS A PRUDENT MAN WOULD USE. The Trustee, prior to the occurrence of an Event of Default and after the curing, remedying or waiving of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default has occurred (which has not been cured, remedied or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

          No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct; provided, however, that

          (a) Prior to the occurrence of an Event of Default and after the curing, remedying or waiving of all Events of Default which may have occurred:

          (1) The duties and obligations of the Trustee shall be determined solely by the express provisions of this Indenture and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) In the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

          (b) The Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (c) The Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of Securities pursuant to Section 6.06 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture;

          (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this
Section 7.01; and

          (e) None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          Section 7.02. RELIANCE ON DOCUMENTS, OPINIONS, ETC. Except as otherwise provided in Section 7.01:

          (a) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) Any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any Resolution of the Company may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

          (c) The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such written advice or Opinion of Counsel;

          (d) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders, pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby;

          (e) The Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

          (f) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other paper or document, unless requested in writing to do so by the holders of Securities pursuant to Section 6.06; provided, however, that if the payment within a reasonable time to the

Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such costs, expenses or liabilities as a condition to so proceeding; and provided further, that nothing in this subsection (f) shall require the Trustee to give the Securityholders any notice other than that required by Section 6.07. The reasonable expense of every such examination shall be paid by the Company or, if paid by the Trustee, shall be repaid by the Company upon demand;

          (g) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

          (h) The Trustee shall be under no responsibility for the approval by it in good faith of any expert for any of the purposes expressed in this Indenture.

          Section 7.03. TRUSTEE NOT LIABLE FOR RECITALS IN INDENTURE OR IN SECURITIES. The recitals contained herein and in the Securities (other than the certificate of authentication on the Securities) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of any of the Securities or of the proceeds thereof.

          Section 7.04. MAY OWN SECURITIES. The Trustee or any agent of the Company or of the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee or such agent.

          Section 7.05. MONEYS RECEIVED BY TRUSTEE TO BE HELD IN TRUST WITHOUT INTEREST. Subject to the provisions of Section 12.04, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any moneys received by it hereunder.

          Section 7.06. TRUSTEE ENTITLED TO COMPENSATION, REIMBURSEMENT AND INDEMNITY. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of any express trust), and, the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in connection with the acceptance or administration of its trust under this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel and of all persons not regularly in its employ) except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify the Trustee and its agents for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part and arising out of or in connection with the acceptance or administration of this trust and performance of their duties hereunder, including the costs and expenses (including fees and disbursements of their counsel) of defending themselves against any claim or liability in connection with the exercise or performance of any of the powers or duties hereunder. The obligations of the Company under this Section to compensate the Trustee, to pay or reimburse the Trustee for expenses, disbursements and advances and to indemnify and hold harmless the Trustee shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture and the resignation or removal of the Trustee. Such additional indebtedness shall be secured by a lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of or interest, if any, on the Securities.

          Section 7.07. RIGHT OF TRUSTEE TO RELY ON OFFICERS' CERTIFICATE WHERE NO OTHER EVIDENCE SPECIFICALLY PRESCRIBED. Except as otherwise provided in
Section 7.01, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such Certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the faith thereof.

          Section 7.08. DISQUALIFICATION; CONFLICTING INTERESTS. If the Trustee has or shall acquire any conflicting interest, within the meaning of the Trust Indenture Act, the Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Indenture. To the extent permitted by such Act, the Trustee shall not be deemed to have a conflicting interest by virtue of being a trustee under the First National Bank of Chicago Indenture.

          Section 7.09. REQUIREMENTS FOR ELIGIBILITY OF TRUSTEE. The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States or any State or territory thereof or of the District of Columbia authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal, state, territorial, or District of Columbia authority and having its principal office and place of business in the City and County of Chicago or San Francisco, or in the Borough of Manhattan, The City of New York, if there be such a corporation having its principal office and place of business in said places willing to act upon reasonable and customary terms and conditions. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 7.10.
Neither the Company, any other obligor upon the Securities, nor any person directly or indirectly controlling, controlled by, or under common control with the Company or any such obligor shall serve as Trustee under this Indenture.

          Section 7.10. RESIGNATION OF TRUSTEE. (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to one or more or all series of Securities by giving written notice of such resignation to the Company and by giving to the holders of Securities of the applicable series notice thereof in the manner and to the extent provided in subsection (c) of Section 5.04 with respect to reports pursuant to subsection
(a) of Section 5.04. Upon receiving such notice of resignation and if the Company shall deem it appropriate evidence satisfactory to it of such mailing, the Company shall promptly appoint a successor Trustee with respect to the applicable series (it being understood that any successor Trustee may be appointed with respect to the Securities of one or more or all of such series and at any time there shall be only one Trustee with respect to the Securities of any particular series) by written instrument, in duplicate, executed pursuant to a Resolution of the Company, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed with respect to any series and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee, or any Securityholder who has been a bona fide holder of a Security or Securities of the applicable series for at least six months may, subject to the provisions of Section 6.08, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor Trustee. Such court may thereupon after such notice, if any, as it may deem proper and prescribe, appoint a successor Trustee.

          (b) In case at any time any of the following shall occur:

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

          (1) The Trustee shall fail to comply with the provisions of subsection
     (a) of Section 7.08 after written request therefor by the Company or by any Securityholder who has been a bona fide holder of a Security or Securities of the applicable series for at least six months, unless the Trustee's duty to resign is stayed as provided in Section 7.08 of this Indenture, or

          (2) The Trustee shall cease to be eligible in accordance with the provisions of Section 7.09 and shall fail to resign after written request therefor by the Company or by any such Securityholder, or

          (3) The Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee with respect to the applicable series and appoint a successor Trustee with respect to the applicable series by written instrument, in duplicate, executed pursuant to a Resolution of the Company, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor Trustee, or, subject to the provisions of
Section 6.08, any Securityholder who has been a bona fide holder of a Security or Securities of the applicable series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee with respect to the applicable series. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor Trustee.

          (c) The holders of a majority in principal amount of the Securities of any one series voting as a separate class or all series voting as one class at the time outstanding (determined as provided in Section 8.04) may at any time remove the Trustee with respect to the applicable series or all series, as the case may be, and appoint a successor Trustee with respect to the applicable series or all series, as the case may be, by written instrument or instruments signed by such holders or their attorneys-in-fact duly authorized, or by the affidavits of the permanent chairman and secretary of a meeting of the Securityholders evidencing the vote upon a resolution or resolutions submitted thereto with respect to such removal and appointment (as provided in Article
Nine), and by delivery thereof to the Trustee so removed, to the successor Trustee and to the Company.

          (d) Any resignation or removal of the Trustee and any appointment of a successor Trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor Trustee as provided in
Section 7.11.

          Section 7.11. ACCEPTANCE BY SUCCESSOR TRUSTEE. Any successor Trustee with respect to all series of Securities appointed as provided in Section 7.10 shall execute, acknowledge and deliver to the Company and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee with respect to all or any applicable series shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as Trustee herein; but, nevertheless, on the written request of the Company or of the successor Trustee, the Trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 7.06, execute and deliver an instrument transferring to such successor Trustee all the rights and powers with respect to such series of the Trustee so ceasing to act. Upon the request of any such successor Trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor Trustee all such rights and powers. Any Trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such Trustee or any successor Trustee to secure any amounts then due it pursuant to the provisions of Section 7.06.

          In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of such series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of such series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of such series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental Indenture shall constitute such Trustees co-Trustees of the same trust and that each such Trustee shall be Trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of such series to which the appointment of such successor Trustee relates; but, on request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of such series to which the appointment of such successor Trustee relates.

          No successor Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Trustee shall be qualified under the provisions of Section 7.08 and eligible under the provisions of Section 7.09.

          Upon acceptance of appointment by a successor Trustee as provided in this Section, the successor Trustee shall at the expense of the Company transmit notice of the succession of such Trustee hereunder to the holders of Securities of any applicable series in the manner and to the extent provided in subsection
(c) of Section 5.04 with respect to reports pursuant to subsection (a) of said
Section 5.04.

          Section 7.12. SUCCESSOR TO TRUSTEE BY MERGER, CONSOLIDATION OR SUCCESSION TO BUSINESS. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be qualified under the provisions of
Section 7.08 and eligible under the provisions of Section 7.09, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

          In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or to authenticate Securities in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

          Section 7.13. LIMITATIONS ON RIGHTS OF TRUSTEE AS A CREDITOR TO OBTAIN PAYMENT OF CERTAIN CLAIMS WITHIN THREE MONTHS PRIOR TO DEFAULT OR DURING DEFAULT, OR TO REALIZE ON PROPERTY AS SUCH CREDITOR THEREAFTER. (a) Subject to the provisions of subsection (b) of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company or of any other obligor on the Securities within three months prior to a default, as defined in subsection (c) of this Section, or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the holders of the Securities of the one or more indenture securities (as defined in subsection (c) of this Section):

          (1) An amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three months' period, and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in paragraph (2) of this subsection, or from the exercise of any right of set-off which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and

          (2) All property received by the Trustee in respect of any claims as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three months' period, or an amount equal to the proceeds of any such property if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds.

          Nothing herein contained, however, shall affect the right of the
Trustee:

          (A) To retain for its own account (i) payments made on account of any such claim by any person (other than the Company) who is liable thereon,
     (ii) the proceeds of the bona fide sale of any such claim by the Trustee to a third person, and (iii) distributions made in cash, securities, or other property in respect of claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to title 11 of the United States Code or applicable state laws;

          (B) To realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three months' period;

          (C) To realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received, the Trustee had no reasonable cause to believe that a default, as defined in subsection (c) of this Section, would occur within three months; or

          (D) To receive payment on any claim referred to in paragraph (B) or
     (C) against the release of any property held as security for such claim as provided in such paragraph (B) or (C), as the case may be, to the extent of the fair value of such property.

          For the purposes of paragraphs (B), (C), and (D), property substituted after the beginning of such three months period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and to the extent that any claim referred to in any such paragraphs is created in renewal of or in substitution for or for the purpose of repaying or refunding any pre-existing claim of the Trustee as such creditor, such claim shall have the same status as such pre-existing claim.

          If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee, the holders of Securities of the one or more series for which it is acting as Trustee, and the holders of other indenture securities in such manner that the Trustee, such Securityholders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to title 11 of the United States Code or applicable state law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee, such Securityholders, and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to title 11 of the United States Code or applicable state law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim in bankruptcy or receivership or in proceedings for reorganization pursuant to title 11 of the United States Code or applicable state law, whether such distribution is made in cash, securities, or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceeding for reorganization is pending shall have jurisdiction
(i) to apportion among the Trustee, such Securityholders, and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and the proceeds thereof, or
(ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee, such Securityholders and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distributions as between the secured and unsecured portions of such claim, or otherwise to apply the provisions of this paragraph as a mathematical formula.

          Any Trustee who has resigned or been removed after the beginning of such three months' period shall be subject to the provisions of this subsection
(a) as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three months' period, it shall be subject to the provisions of this subsection (a) if and only if the following conditions exist:

          (i) The receipt of property or reduction of claim which would have given rise to the obligation to account, if such Trustee had continued as trustee, occurred after the beginning of such three months' period; and

          (ii) Such receipt of property or reduction of claim occurred within three months after such resignation or removal;

          (b) There shall be excluded from the operation of subsection (a) of this Section a creditor relationship arising from:

          (1) The ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee;

          (2) Advances authorized by a receivership or bankruptcy court of competent jurisdiction, or by this Indenture, for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advances and of the circumstances surrounding the making thereof is given to the Securityholders at the time and in the manner provided in Section 5.04(c) with respect to reports pursuant to subsections (a) and (b) thereof, respectively;

          (3) Disbursements made in the ordinary course of business in the capacity of Trustee under an indenture, transfer agent, registrar, custodian, Paying Agent, fiscal agent or depositary, or other similar capacity;

          (4) An indebtedness created as a result of services rendered or premises rented; or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in subsection (c) of this Section;

          (5) The ownership of stock or of other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; or

          (6) The acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self-liquidating paper as defined in subsection (c) of this Section.

          (c)  As used in this Section:

          (1) The term "default" shall mean any failure to make payment in full of the principal of or interest upon any of the Securities or upon the other indenture securities when and as such principal or interest becomes due and payable.

          (2) The term "other indenture securities" shall mean securities upon which the Company is an obligor (as defined in the Trust Indenture Act of 1939, as amended) outstanding under any other indenture (A) under which the Trustee is also trustee, (B) which contains provisions substantially similar to the provisions of subsection (a) of this Section, and (C) under which a default exists at the time of the apportionment of the funds and property held in said special account.

          (3) The term "cash transaction" shall mean any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand.

          (4) The term "self-liquidating paper" shall mean any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise, or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

          (5) The term "Company" shall mean any obligor upon the Securities.



                                 ARTICLE EIGHT

                        CONCERNING THE SECURITYHOLDERS

          Section 8.01. EVIDENCE OF ACTION BY SECURITYHOLDERS. Whenever in this Indenture it is provided that the holders of a specified percentage in principal amount of the Securities of any or all series may take any action (including the making of any demand or request, the giving of any notice, consent, or waiver or the taking of any other action), the fact that at the time of taking any such action the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by such Securityholders in person or by agent or proxy appointed in writing, or (b) by the record of such holders of Securities voting in favor thereof at any meeting of such Securityholders duly called and held in accordance with the provisions of Article Nine, or (c) by a combination of such instrument or instruments and any such record of such a meeting of such Securityholders.

          If there shall be more than one Trustee acting hereunder with respect to separate series of Securities, such Trustees shall collaborate, if necessary, in acting under Article Nine and in determining whether the holders of a specified percentage in principal amount of the Securities of any or all series have taken any such action.

          Section 8.02. PROOF OF EXECUTION OF INSTRUMENTS AND OF HOLDING OF SECURITIES. Subject to the provisions of Sections 7.01, 7.02 and 9.05, proof of the execution of any instrument by a Securityholder or his agent or proxy and proof of the holding by any person of any of the Securities shall be sufficient if made in the following manner:

          The fact and date of the execution by any such person of any instrument may be proved in any reasonable manner acceptable to the Trustee.

          The ownership of Securities of any series shall be proved by the Register of such Securities of such series, or by certificates of the Security registrar or registrars thereof.

          The Trustee shall not be bound to recognize any person as a Securityholder unless and until this title to the Securities held by him is proved in the manner in this Article Eight provided.

          The record of any Securityholders' meeting shall be proved in the manner provided in Section 9.06.

          The Trustee may accept such other proof or require such additional proof of any matter referred to in this Section as it shall deem reasonable.

          Section 8.03. WHO MAY BE DEEMED OWNERS OF SECURITIES. Prior to due presentment for registration of transfer of any Security, the Company, the Trustee and any agent of the Company or the Trustee may deem and treat the person in whose name such Security shall be registered upon the Register of Securities of the series of which such Security is a part as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of or an account of the principal of and interest, subject to Section 2.03, on such Security and for all other purposes; and neither the Company nor the Trustee nor any agent of the Company or the Trustee shall be affected by any notice to the contrary. All such payments so made to any such holder for the time being, or upon his order, shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability of moneys payable upon any such Security.

          Section 8.04. SECURITIES OWNED BY COMPANY OR CONTROLLED OR CONTROLLING PERSONS DISREGARDED FOR CERTAIN PURPOSES. In determining whether the holders of the requisite principal amount of Securities have concurred in any demand, direction, request, notice, vote, consent, waiver or other action under this Indenture, Securities which are owned by the Company or any other obligor on the Securities or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities shall be disregarded and deemed not to be outstanding for the purpose of any such determination, provided that for the purposes of determining whether the Trustee shall be protected in relying on any such demand, direction, request, notice, vote, consent, waiver or other action, only Securities which a Responsible Officer of the Trustee assigned to its principal office knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section, if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Securities and that the pledgee is not a person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officers' Certificate listing and identifying all Securities, if any, known by the Company to be owned or held by or for the account of the Company or any other obligor on the Securities or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities; and, subject to the provisions of Section 7.01, the Trustee shall be entitled to accept such Officers' Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are outstanding for the purpose of any such determination.

          Section 8.05. INSTRUMENTS EXECUTED BY SECURITYHOLDERS BIND FUTURE HOLDERS. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.01, of the taking of any action by the holders of the percentage in principal amount of the Securities specified in this Indenture in connection with such action, any holder of a Security which is shown by the evidence to be included in the Securities the holders of which have consented to such action may, by filing written notice with the Trustee at its principal office and upon proof of holding as provided in Section 8.02, revoke such action so far as concerns such Security. Except as aforesaid any such action taken by the holder of any Security and any direction, demand, request, notice, waiver, consent, vote or other action of the holder of any Security which by any provisions of this Indenture is required or permitted to be given shall be conclusive and binding upon such holder and upon all future holders and owners of such Security, and of any Security issued in lieu thereof, irrespective of whether any notation in regard thereto is made upon such Security. Any action taken by the holders of the percentage in principal amount of the Securities of any or all series specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the holders of all of the Securities of such series subject, however, to the provisions of
Section 7.01.

                                 ARTICLE NINE

                           SECURITYHOLDERS' MEETINGS

          Section 9.01. PURPOSES FOR WHICH MEETINGS MAY BE CALLED. A meeting of holders of Securities of any or all series may be called at any time and from time to time pursuant to the provisions of this Article for any of the following purposes:

          (1) To give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by holders of Securities of any or all series, as the case may be, pursuant to any of the provisions of Article Six;

          (2) To remove the Trustee and appoint a successor Trustee pursuant to the provisions of Article Seven;

          (3) To consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 10.02; or

          (4) To take any other action authorized to be taken by or on behalf of the holders of any specified principal amount of the Securities of any or all series, as the case may be, under any other provision of this Indenture or under applicable law.

          Section 9.02. MANNER OF CALLING MEETINGS. The Trustee may at any time call a meeting of Securityholders to take any action specified in Section 9.01, to be held at such time and at such place in the City and County of San Francisco, State of California, as the Trustee shall determine. Notice of every meeting of Securityholders setting forth the time and place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed not less than 20 nor more than 60 days prior to the date fixed for the meeting.

          Section 9.03. CALL OF MEETING BY COMPANY OR SECURITYHOLDERS. In case at any time the Company, pursuant to a resolution of its Board of Directors, or the holders of not less than ten percent in principal amount of the Securities of any or all series, as the case may be, then outstanding, shall have requested the Trustee to call a meeting of holders of Securities of any or all series, as the case may be, to take any action authorized in Section 9.01 by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed notice of such meeting within 20 days after receipt of such request, then the Company or such holders of Securities in the amount above specified may determine the time and place in the City and County of San Francisco, State of California for such meeting and may call such meeting to take any action authorized in Section 9.01, by mailing notice thereof as provided in Section 9.02.

          Section 9.04. WHO MAY ATTEND AND VOTE AT MEETINGS. To be entitled to vote at any meeting of Securityholders a person shall (a) be a holder of one or more Securities with respect to which the meeting is being held, or (b) be a person appointed by an instrument in writing as proxy by such holder of one or more Securities. The only persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

          Section 9.05. REGULATIONS MAY BE MADE BY TRUSTEE. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in Section 8.02 and the appointment of any proxy shall be proved in the manner specified in said Section 8.02; provided, however, that such regulations may provide that written instruments appointing proxies regular on their face, may be presumed valid and genuine without the proof hereinabove or in said Section
8.02 specified.

          The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Securityholders as provided in Section 9.03, in which case the Company or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the meeting.

          Subject to the provisions of Section 8.04, at any meeting each Securityholder or proxy shall be entitled to one vote for each $1,000 principal amount of Securities held or represented by him, provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding; provided, however, that each holder of Original Issue Discount Securities shall be entitled to one vote for each $1,000 amount which would be due upon acceleration of his Original Issue Discount Security on the date of the meeting. The chairman of the meeting shall have no right to vote other than by virtue of Securities held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Securityholders. Any meeting of Securityholders duly called pursuant to the provisions of Section 9.02 or 9.03 may be adjourned from time to time, and the meeting may be held so adjourned without further notice.

          At any meeting of Securityholders, the presence of persons holding or representing Securities in principal amount sufficient to take action on the business for the transaction of which such meeting was called shall constitute a quorum, but, if less than a quorum is present, the persons holding or representing a majority in principal amount of the Securities represented at the meeting may adjourn such meeting with the same effect for all intents and purposes, as though a quorum had been present.

          Section 9.06.  MANNER OF VOTING AT MEETINGS AND RECORD TO BE KEPT.
The vote upon any resolution submitted to any meeting of Securityholders shall be by written ballots on which shall be subscribed the signatures of the holders of Securities or of their representatives by proxy and the principal amount or principal amounts of the Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 9.02. The record shall show the principal amount or principal amounts of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee.

          Any record so signed and verified shall be conclusive evidence of the matters therein stated.

          Section 9.07. EXERCISE OF RIGHTS OF TRUSTEE, SECURITYHOLDERS AND HOLDERS OF PREFERRED SECURITIES NOT TO BE HINDERED OR DELAYED. Nothing in this Article contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Securityholders or any rights expressly or impliedly conferred hereunder to make such call any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee, to the Securityholders or the holders of Preferred Securities under any of the provisions of this Indenture or of the Securities.

                                  ARTICLE TEN

                            SUPPLEMENTAL INDENTURES

          Section 10.01. PURPOSES FOR WHICH SUPPLEMENTAL INDENTURES MAY BE ENTERED INTO WITHOUT CONSENT OF SECURITYHOLDERS. The Company, when authorized by a Resolution of the Company, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto, in form satisfactory to such Trustee (which shall comply with the provisions of the Trust Indenture Act of 1939 as then in effect), for one or more of the following purposes:

          (a) To evidence the succession of another corporation to the Company, or successive successions, and the assumption by the successor corporation of the covenants, agreements and obligations of the Company pursuant to Article Eleven hereof;

          (b) To add to the covenants of the Company such further covenants, restrictions or conditions as the Company and the Trustee shall consider to be for the protection of the holders of all or any series of Securities (and if such covenants, restrictions or conditions are to be for the benefit of less than all series of Securities, stating that such covenants, restrictions or conditions are expressly being included solely for the benefit of such series), and to make the occurrence, or the occurrence and continuance, of a default in any such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth; provided, however, that in respect to any such additional covenant, restriction or condition such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

          (c) To add or change any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal, and with or without interest coupons;

          (d) To change or eliminate any of the provisions of this Indenture; provided, however, that any such change or elimination shall become effective only when there is no Security of any series outstanding created prior to the execution of such supplemental indenture which is entitled to the benefit of such provision;

          (e) To establish the form or terms of Securities of any series as permitted by Sections 2.01 and 2.02;

          (f) To cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provisions contained herein or in any supplemental indenture, or to make such other provision in regard to matters or questions arising under this Indenture or any supplemental indenture which shall not adversely affect the interests of the holders of the Securities; provided that such action shall not adversely affect the interest of the holders of Securities of any series in any material respect or, in the case of the Securities of a series issued to a Wells Fargo Trust and for so long as any of the corresponding series of Preferred Securities issued by such Wells Fargo Trust shall remain outstanding, the holders of such Preferred Securities;

          (g) To mortgage or pledge to the Trustee as security for the Securities any property or assets which the Company may desire to mortgage or pledge as security for the Securities; and

          (h) To qualify, or maintain the qualification of, the Indenture under the Trust Indenture Act.

          The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer, mortgage, pledge or assignment of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          Any supplemental indenture authorized by the provisions of this Section may be executed by the Company and the Trustee without the consent of the holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 10.02.

          Section 10.02. MODIFICATION OF INDENTURE WITH CONSENT OF HOLDERS OF A MAJORITY IN PRINCIPAL AMOUNT OF SECURITIES. With the consent (evidenced as provided in Section 8.01) of the holders of not less than a majority in principal amount of the Securities of all series at the time outstanding (determined as provided in Section 8.04) affected by such supplemental indenture (voting as one class), the Company, when authorized by a Resolution of the Company, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall be in conformity with the provisions of the Trust Indenture Act of 1939 as then in effect) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Securities of each such series; provided, however, that no such supplemental indenture shall without the consent of the holders of all Securities then outstanding (i) change the fixed maturity of any Securities, or reduce the rate or extend the time of payment of any interest thereon or on any overdue principal amount, or reduce the principal amount thereof, or change the provisions pursuant to which the rate of interest on any Security is determined if such change could reduce the rate of interest thereon, or reduce the minimum rate of interest thereon, or reduce any amount payable upon any redemption thereof, or adversely affect any right to convert the Securities in accordance herewith, or reduce the amount to be paid at maturity or upon redemption in Capital Stock or make the principal thereof or any interest thereon or on any overdue principal amount payable in any coin or currency other than that provided in the Security without the consent of the holder of each Security so affected, (ii) reduce the aforesaid percentage of Securities, the holders of which are required to consent to any such supplemental indenture, or (iii) modify any of the provisions of this Section,
Section 4.07 or Section 6.06, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the holder of each Security affected thereby or
(iv) modify the provisions of Article Fourteen with respect to the subordination of outstanding Securities of any series in a manner adverse to the holders thereof; provided that, in the case of the Securities of a series issued to a Wells Fargo Trust, so long as any of the corresponding series of Preferred Securities issued by such Wells Fargo Trust remains outstanding, (i) no such amendment shall be made that adversely affects the holders of such Preferred Securities in any material respect, and no termination of this Indenture shall occur, and no waiver of any Event of Default or compliance with any covenant under this Indenture shall be effective, without the prior consent of the holders of at least a majority of the aggregate liquidation preference of such Preferred Securities then outstanding unless and until the principal (and premium, if any) of the Securities of such series and all accrued and unpaid interest (including any Additional Interest) thereon have been paid in full; and (ii) no amendment shall be made to Section 6.05 of this Indenture that would impair the rights of the holders of Preferred Securities provided therein without the prior consent of the holders of each Preferred Security then outstanding unless and until the principal (and premium, if any) of the Securities of such series and all accrued and unpaid interest (including any Additional Interest) thereon have been paid in full.

          A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities or Preferred Securities, or which modifies the rights of holders of Securities or holders of Preferred Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the holders of Securities or holders of Preferred Securities of any other series.

          Upon the request of the Company, accompanied by a copy of a Resolution of the Company certified by the Secretary or an Assistant Secretary of the Company authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

          It shall not be necessary for the consent of the Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

          Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of this Section, the Company shall mail a notice to the holders of Securities of each series so affected, setting forth in general terms the substance of such supplemental indenture. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

          Section 10.03. EFFECT OF SUPPLEMENTAL INDENTURES. Upon the execution of any supplemental indenture pursuant to the provisions of this Article, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of Securities shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

          The Trustee shall be entitled to receive, and subject to the provisions of Section 7.01 shall be entitled to rely upon, an Opinion of Counsel as conclusive evidence that any such supplemental indenture complies with the provisions of this Article and stating that the Securities affected by the supplemental indenture, when such Securities are authenticated and delivered by the Trustee and executed and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will be valid and binding obligations of the Company, except as any rights thereunder may be limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally and by general equity principles.

          Section 10.04. SECURITIES MAY BEAR NOTATION OF CHANGES BY SUPPLEMENTAL INDENTURES. Securities authenticated and delivered after the execution of any supplemental indenture pursuant to the provisions of this Article, or after any action taken at a Securityholders' meeting pursuant to Article Nine, may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture or as to any action taken at any such meeting. If the Company or the Trustee shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors of the Company, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Trustee and delivered in exchange for the Securities then outstanding.

          Section 10.05. REVOCATION AND EFFECT OF CONSENTS. Until an amendment, supplement, waiver or other action becomes effective, a consent to it by a Securityholder of a Security is a continuing consent conclusive and binding upon such Securityholder and every subsequent Securityholder of the same Security or portion thereof, and of any Security issued upon the transfer thereof or in exchange therefor or in place thereof, even if notation of the consent is not made on any such Security. Any such Securityholder or subsequent Securityholder may not revoke the consent as to his Security or portion of a Security.

          The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Securityholders entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then, notwithstanding the preceding paragraph, those Persons who were Securityholders at such record date (or their duly designated proxies), and only such Persons, shall be entitled to consent to such amendment, supplement or waiver, whether or not such Persons continue to be Securityholders after such record date. No such consent shall be valid or effective for more than 180 days after such record date. Such record date shall be the later of 30 days prior to the first solicitation of such consent or the date of the most recent list of Securityholders furnished to the Trustee pursuant to Section 5.01.

          After an amendment, supplement, waiver or other action becomes effective, it shall bind every Securityholder.

                                ARTICLE ELEVEN

                   CONSOLIDATION, MERGER, SALE OR CONVEYANCE

          Section 11.01. COMPANY MAY CONSOLIDATE, ETC., ON CERTAIN TERMS. The Company covenants that it will not merge or consolidate with any other corporation or sell or convey all or substantially all of its assets to any person, firm or corporation, unless (i) either the Company shall be the continuing corporation, or the successor corporation (if other than the Company) shall be a corporation organized and existing under the laws of the United States of America or a State thereof or the District of Columbia and such corporation shall expressly assume the due and punctual payment of the principal of and interest on all the Securities, according to their tenor, and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed by the Company by supplemental indenture satisfactory to the Trustee, executed and delivered to the Trustee by such corporation, (ii) the Company or such successor corporation, as the case may be, shall not, immediately after such merger or consolidation, or such sale or conveyance, be in default in the performance of any such covenant or condition, and (iii) in the case of Securities of a series issued to a Wells Fargo Trust, such consolidation, merger, conveyance, transfer or lease is permitted under the related Trust Agreement and Wells Fargo Guarantee and does not give rise to any breach or violation of the related Trust Agreement or Wells Fargo Guarantee.

          Section 11.02. SUCCESSOR CORPORATION SUBSTITUTED. In case of any such consolidation, merger, sale or conveyance and upon any such assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Securities issuable hereunder which theretofore shall not have been delivered to the Trustee; and upon the order of such successor corporation, instead of the Company, and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee shall authenticate and shall deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Securities had been issued at the date of the execution hereof.

          In case of any such consolidation, merger, sale or conveyance such changes in phraseology and form (but not in substance) may be made in the Securities thereafter to be issued as may be appropriate.

          Section 11.03. OPINION OF COUNSEL TO TRUSTEE. The Trustee shall be entitled to receive, and subject to the provisions of Section 7.01 shall be entitled to rely upon, an Opinion of Counsel as conclusive evidence that any such consolidation, merger, sale or conveyance and any such assumption, complies with the provisions of this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

                                ARTICLE TWELVE

                   SATISFACTION AND DISCHARGE OF INDENTURE;
                               UNCLAIMED MONEYS

          Section 12.01. SATISFACTION AND DISCHARGE OF INDENTURE. If (a) the Company shall deliver to the Trustee for cancellation all Securities of any series theretofore authenticated (other than any Securities of such series which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.07) and not theretofore cancelled, or (b) all the Securities of such series not theretofore cancelled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit with the Trustee as trust funds the entire amount sufficient to pay at maturity or upon redemption all of such Securities not theretofore cancelled or delivered to the Trustee for cancellation, including principal and any interest due or to become due to such date of maturity or redemption date, as the case may be, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company with respect to Securities of such series, then this Indenture shall cease to be of further effect with respect to Securities of such series (except as to (i) remaining rights of registration of transfer, conversion, substitution and exchange and the Company's right of optional redemption of Securities of such series, (ii) rights hereunder of holders to receive payments of principal of, and any interest on, the Securities of such series, and other rights, duties and obligations of the holders of Securities of such series as beneficiaries hereof with respect to the amounts, if any, so deposited with the Trustee, and (iii) the rights, obligations and immunities of the Trustee hereunder), and the Trustee, on demand of the Company, and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture. The Company hereby agrees to compensate the Trustee for any services thereafter reasonably and properly rendered and to reimburse the Trustee for any costs or expenses theretofore and thereafter reasonably and properly incurred by the Trustee in connection with this Indenture or the Securities of such series.

          Notwithstanding the satisfaction and discharge of this Indenture with respect to the Securities of any or all series, the obligations of the Company to the Trustee under Section 7.06 hereof shall survive.

          Section 12.02. APPLICATION BY TRUSTEE OF FUNDS DEPOSITED FOR PAYMENT OF SECURITIES. Subject to Section 12.04, all moneys deposited with the Trustee pursuant to Section 12.01 shall be held in trust and applied by it to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), to the holders of the particular Securities of such series, for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest.

          Section 12.03. REPAYMENT OF MONEYS HELD BY PAYING AGENT. In connection with the satisfaction and discharge of this Indenture with respect to Securities of any series, all moneys with respect to Securities of such series then held by any Paying Agent under the provisions of this Indenture shall, upon demand of the Company, be paid to the Trustee and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

          Section 12.04. REPAYMENT OF MONEYS HELD BY TRUSTEE. Any moneys deposited with the Trustee or any Paying Agent for the payment of the principal of or any interest on any Securities of any series and not applied but remaining unclaimed by the holders of Securities of such series for two years after the date upon which such payment shall have become due and payable, shall, at the request of the Company, be repaid to the Company by the Trustee or by such Paying Agent on May 31 of each year upon receipt of the written request of the Company; and the holder of any of the Securities of such series entitled to receive such payment shall thereafter look only to the Company for the payment thereof; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once a week for two successive weeks (in each case on any day of the week) in an Authorized Newspaper, or mailed to the registered holders thereof, a notice that said moneys have not been so applied and that after a date named therein any unclaimed balance of said money then remaining will be returned to the Company.

                               ARTICLE THIRTEEN

              IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICERS,
                            DIRECTORS AND EMPLOYEES

          Section 13.01. INCORPORATORS, STOCKHOLDERS, OFFICERS, DIRECTORS AND EMPLOYEES OF COMPANY EXEMPT FROM INDIVIDUAL LIABILITY. No recourse under or upon any obligation, covenant or agreement of this Indenture, or of any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, stockholder, officer, director or employee, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the obligations issued hereunder are solely corporate obligations, and that no personal liability whatever shall attach to, or is or shall be incurred by, the incorporators, stockholders, officers or directors, as such, of the Company or any successor corporation, or any of them, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom; and that any and all such personal liability of every name and nature, either at common law or in equity or by constitution or statute, of, and any and all such rights and claims against every such incorporator, stockholder, officer or director, as such, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or in any of the Securities or implied therefrom are hereby expressly waived and released as a condition of and as a consideration for, the execution of this Indenture and the issue of such Securities.

                               ARTICLE FOURTEEN

                          SUBORDINATION OF SECURITIES

          Section 14.01. AGREEMENT TO SUBORDINATE. The Company, for itself, its successors and assigns, covenants and agrees, and each holder of a Security of any series likewise covenants and agrees by his acceptance thereof, that the obligation of the Company to make any payment on account of the principal of and interest on each and all of the Securities of any series shall be subordinate and junior in right of payment to the Company's obligations to the holders of Senior Indebtedness of the Company, and that in the case of any insolvency, receivership, conservatorship, reorganization, readjustment of debt, marshalling of assets and liabilities or similar proceedings or any liquidation or winding-up of or relating to the Company as a whole, whether voluntary or involuntary, all obligations of the Company to holders of Senior Indebtedness of the Company shall be entitled to be paid in full before any payment shall be made on account of the principal of or interest on any of the Securities. In the event of any such proceeding, after payment in full of all sums owing with respect to Senior Indebtedness of the Company, the holders of the Securities of each series, together with the holders of any obligations of the Company ranking on a parity with the Securities, shall be entitled to be paid from the remaining assets of the Company the amounts at the time due and owing on account of unpaid principal of and interest on the Securities of any series before any payment or other distribution, whether in cash, property or otherwise, shall be made on account of any capital stock or any obligations of the Company ranking junior to the Securities. In addition, in the event of any such proceeding, if any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Securities of any series shall be received by the Trustee or the holders of the Securities of any series before all Senior Indebtedness of the Company is paid in full, such payment or distribution shall be held in trust for the benefit of and shall be paid over to the holders of such Senior Indebtedness of the Company or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness of the Company may have been issued, ratably, for application to the payment of all Senior Indebtedness of the Company remaining unpaid until all such Senior Indebtedness of the Company shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness of the Company. The obligations of the Company in respect of the Securities of all series shall rank on a parity with any obligations of the Company ranking on a parity with the Securities. Nothing in this Section 14.01 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 7.06.

          The subordination provisions of the foregoing paragraph shall not be applicable to amounts at the time due and owing on the Securities of any series on account of the unpaid principal of or interest on the Securities of such series for the payment of which funds have been deposited in trust with the Trustee or any Paying Agent or have been set aside by the Company in trust in accordance with the provisions of this Indenture; nor shall such provisions impair any rights, interests, or powers of any secured creditor of the Company in respect of any security the creation of which is not prohibited by the provisions of this Indenture.

          The Company shall give prompt written notice to the Trustee of any insolvency, receivership, conservatorship, reorganization, readjustment of debt, marshalling of assets and liabilities or similar proceedings or any liquidation or winding-up of or relating to the Company as a whole, whether voluntary or involuntary. The Trustee, subject to the provisions of Section 7.01, shall be entitled to assume that, and may act as if, no such event has occurred unless a Responsible Officer of the Trustee assigned to the Trustee's Corporate Trust Division has received at the principal office of the Trustee from the Company or any one or more holders of Senior Indebtedness of the Company or any trustee therefor (who shall have been certified or otherwise established to the satisfaction of the Trustee to be such a holder or trustee) written notice thereof. Upon any distribution of assets of the Company referred to in this Article, the Trustee and holders of the Securities of each series shall be entitled to rely upon any order or decree of a court of competent jurisdiction in which proceedings relating to any event specified in the first sentence of this paragraph are pending for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon, and all other facts pertinent thereto or to this Article, and the Trustee, subject to the provisions of Article Seven, and the holders of the Securities of each series shall be entitled to rely upon a certificate of the liquidating trustee or agent or other person making any distribution to the Trustee or to the holders of the Securities of each series for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article. In the absence of any such liquidating trustee, agent or other person, the Trustee shall be entitled to rely upon a written notice by a Person representing himself to be a holder of Senior Indebtedness of the Company (or a trustee or representative on behalf of such holder) as evidence that such Person is a holder of such Senior Indebtedness (or is such a trustee or representative). In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any Person, as a holder of Senior Indebtedness of the Company, to participate in any payment or distribution pursuant to this Section, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Senior Indebtedness held by such Person, as to the extent to which such Person is entitled to participation in such payment or distribution, and as to other facts pertinent to the rights of such Person under this Section, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

          Section 14.02. OBLIGATION OF THE COMPANY UNCONDITIONAL. Nothing contained in this Article or elsewhere in this Indenture is intended to or shall impair, as between the Company and the holders of the Securities of each series, the obligation of the Company, which is absolute and unconditional, to pay to such holders the principal of and interest on such Securities of each series when, where and as the same shall become due and payable, all in accordance with the terms of such Securities, or is intended to or shall affect the relative rights of such holders and creditors of the Company other than the holders of the Senior Indebtedness of the Company, nor shall anything herein or therein prevent the Trustee or the holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness of the Company in respect of cash, property, or securities of the Company received upon the exercise of any such remedy.

          Section 14.03. LIMITATIONS ON DUTIES TO HOLDERS OF SENIOR INDEBTEDNESS OF THE COMPANY. With respect to the holders of Senior Indebtedness of the Company, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Senior Indebtedness of the Company shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness of the Company, except with respect to moneys held in trust pursuant to the first paragraph of Section 14.01.

          Section 14.04. NOTICE TO TRUSTEE OF FACTS PROHIBITING PAYMENT. Notwithstanding any of the provisions of this Article or any other provisions of this Indenture, the Trustee shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment of moneys to or by the Trustee unless and until a Responsible Officer of the Trustee assigned to its Corporate Trust Division shall have received at the principal office of the Trustee written notice thereof from the Company or from one or more holders of Senior Indebtedness of the Company or from any trustee therefor who shall have been certified by the Company or otherwise established to the reasonable satisfaction of the Trustee to be such a holder or trustee; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 7.01, shall be entitled in all respects to assume that no such facts exist; provided, however, that, if prior to the fifth Business Day preceding the date upon which by the terms hereof any such moneys may become payable for any purpose, or in the event of the execution of an instrument pursuant to Section 12.01 acknowledging satisfaction and discharge of this Indenture, then if prior to the second Business Day preceding the date of such execution, the Trustee shall not have received with respect to such moneys the notice provided for in this Section, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and/or apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such date; provided, however, no such application shall affect the obligations under this Article of the Persons receiving such moneys from the Trustee.

          The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, to the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

          Section 14.05. APPLICATION BY TRUSTEE OF MONEYS DEPOSITED WITH IT. Anything in this Indenture to the contrary notwithstanding, any deposit of moneys by the Company with the Trustee or any agent (whether or not in trust) for any payment of the principal of or interest on any Securities shall, except as provided in Section 14.04, be subject to the provisions of Section 14.01.

          Section 14.06. SUBROGATION. Subject to the payment in full of all Senior Indebtedness of the Company, the holders of the Securities of each series shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of assets of the Company applicable to such Senior Indebtedness until the Securities shall be paid in full, and none of the payments or distributions to the holders of such Senior Indebtedness to which the holders of the Securities of any series or the Trustee would be entitled except for the provisions of this Article or of payments over, pursuant to the provisions of this Article, to the holders of such Senior Indebtedness by the holders of such Securities or the Trustee shall, as between the Company, its creditors other than the holders of such Senior Indebtedness, and the holders of such Securities, be deemed to be a payment by the Company to or on account of such Senior Indebtedness; it being understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the holders of such Securities, on the one hand, and the holders of the Senior Indebtedness of the Company, on the other hand.

          Section 14.07. SUBORDINATION RIGHTS NOT IMPAIRED BY ACTS OR OMISSIONS OF COMPANY OR HOLDERS OF SENIOR INDEBTEDNESS OF THE COMPANY. No right of any present or future holders of any Senior Indebtedness of the Company to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof with which any such holder may have or be otherwise charged. The holders of Senior Indebtedness of the Company may, at any time or from time to time and in their absolute discretion, change the manner, place or terms of payment, change or extend the time of payment of, or renew or alter, any such Senior Indebtedness of the Company, or amend or supplement any instrument pursuant to which any such Senior Indebtedness of the Company is issued or by which it may be secured, or release any security therefor, or exercise or refrain from exercising any other of their rights under the Senior Indebtedness of the Company including, without limitation, the waiver of default thereunder, all without notice to or assent from the holders of the Securities of each series or the Trustee and without affecting the obligations of the Company, the Trustee or the holders of such Securities under this Article.

          Section 14.08. AUTHORIZATION OF TRUSTEE TO EFFECTUATE SUBORDINATION OF SECURITIES. Each holder of a Security of any series, by his acceptance thereof, authorizes and expressly directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate, as between the holders of such Securities and the holders of Senior Indebtedness of the Company, the subordination provided in this Article. If, in the event of any proceeding or other action relating to the Company referred to in the first sentence of
Section 14.01, a proper claim or proof of debt in the form required in such proceeding or action is not filed by or on behalf of the holders of the Securities of any series prior to fifteen days before the expiration of the time to file such claim or claims, then the holder or holders of Senior Indebtedness of the Company shall have the right to file and are hereby authorized to file an appropriate claim for and on behalf of the holders of such Securities.

          Section 14.09. NO PAYMENT WHEN SENIOR INDEBTEDNESS IN DEFAULT. In the event and during the continuation of any default in the payment of principal of (or premium, if any) or interest on any Senior Indebtedness, or in the event that any event of default with respect to any Senior Indebtedness shall have occurred and be continuing and shall have resulted in such Senior Indebtedness becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable, unless and until such event of default shall have been cured or waived or shall have ceased to exist and such acceleration shall have been rescinded or annulled, or in the event any judicial proceeding shall be pending with respect to any such default in payment or such event or default, then no payment or distribution of any kind or character, whether in cash, properties or securities shall be made by the Company on account of principal of (or premium, if any) or interest (including any Additional Interest), if any, on the Securities or on account of the purchase or other acquisition of Securities by the Company or any subsidiary.

          In the event that, notwithstanding the foregoing, the Company shall make any payment to the Trustee or the holder of any Security prohibited by the foregoing provisions of this Section, and if such fact shall, at or prior to the time of such payment, have been made known to the Trustee or, as the case may be, such holder, then and in such event payment shall be paid over and delivered forthwith to the Company.

          Section 14.10. RIGHT OF TRUSTEE TO HOLD SENIOR INDEBTEDNESS OF THE COMPANY. The Trustee shall be entitled to all of the rights set forth in this
Article in respect of any Senior Indebtedness of the Company at any time held by it in its individual capacity to the same extent as any other holder of such Senior Indebtedness, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

          Section 14.11. ARTICLE FOURTEEN NOT TO PREVENT DEFAULTS. The failure to make a payment pursuant to the terms of Securities of any series by reason of any provision in this Article shall not be construed as preventing the occurrence of a default under this Indenture.

                                ARTICLE FIFTEEN

                           CONVERSION OF SECURITIES

          Section 15.01. APPLICABILITY OF ARTICLE. Securities of any series which are convertible into Capital Stock of the Company shall be convertible in accordance with their terms and (except as otherwise specified as contemplated by Section 2.01 for Securities of any series) in accordance with this Article.

          Section 15.02. CONVERSION PRIVILEGE. If Securities of a series are subject to conversion, as specified pursuant to Section 2.01, then subject to and upon compliance with the provisions of this Article, at the option of the holder thereof, any such Security may, at any time until and including, but not after the close of business on the date specified in such Security, or in case such Security or some portion thereof shall be called for redemption pursuant to
Section 3.02 prior to such date, then, with respect to such Security or portion thereof as is so called, until and including, but (if no default is made in making due provision for the payment of the redemption price) not after, the close of business on, the date fixed for redemption, be converted, in whole, or in part in whole multiples of $1,000 principal amount, at 100% of the principal amount of such Security (or portion thereof), into fully paid and non-assessable shares of the Company's Capital Stock, as specified in the Security, issuable upon conversion of the Securities, at the conversion price in effect at the Date of Conversion (as hereinafter defined).

          Section 15.03. EXERCISE OF CONVERSION PRIVILEGE. In order to exercise the conversion privilege, the holder of any Security to be converted shall surrender such Security to the Company at any time during usual business hours at the offices or agencies to be maintained by the Company in accordance with the provisions of Section 4.02 with respect to the Securities to be converted, accompanied by a fully executed written notice, in the form set forth on the reverse of the Security, that the holder elects to convert such Security or a stated portion thereof constituting a whole multiple of $1,000 principal amount, and, if such Security is surrendered for conversion during the period between the close of business on the record date next preceding the Interest Payment Date (as defined in the Security) and the opening of business on the Interest Payment Date and has not been called for redemption on a redemption date within such period (or on such Interest Payment Date), accompanied also by payment of an amount equal to the interest payable on such Interest Payment Date on the principal amount of the Security being surrendered for conversion. Such notice shall also state the name or names (with address) in which the certificate or certificates for shares of Capital Stock shall be issued. Securities surrendered for conversion shall (if so required by the Company or the Trustee) be duly endorsed by, or be accompanied by written instrument or instruments of transfer in form satisfactory to the Company duly executed by, the holder or its attorney duly authorized in writing. As promptly as practicable after the receipt of such notice and the surrender of such Security as aforesaid, the Company shall, subject to the provisions of Section 15.09, issue and deliver at such office or agency to such holder, or to such other person on his written order, a certificate or certificates for the number of full shares of Capital Stock issuable on such conversion of Securities in accordance with the provisions of this Article and cash, as provided in Section 15.04, in respect of any fraction of a share of Capital Stock otherwise issuable upon conversion. Such conversion shall be deemed to have been effected immediately prior to the close of business on the date (herein called the "Date of Conversion") on which such notice shall have been received by the Company and such Security shall have been surrendered as aforesaid, accompanied also by payment of an amount equal to the interest payable on such Interest Payment Date on the principal amount of the Security being surrendered for conversion, and the person or persons in whose name or names any certificate or certificates for shares of Capital Stock shall be issuable upon such conversion shall be deemed to have become on the Date of Conversion the holder or holders of record of the shares of Capital Stock represented thereby; provided, however, that any such surrender on any date when the stock transfer books of the Company shall be closed shall constitute the person or persons in whose name or names the certificate or certificates for such shares are to be issued as the recordholder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open but such conversion shall nevertheless be at the conversion price in effect at the close of business on the date when such Security shall have been so surrendered with the conversion notice. In the case of conversion of a portion, but less than all, of a Security, the Company shall execute, and the Trustee shall authenticate and deliver to the holder thereof, at the expense of the Company, a Security or Securities in the aggregate principal amount of the unconverted portion of the Security surrendered. Except as otherwise expressly provided in Section 2.01, no payment or adjustment shall be made for interest accrued on any Security converted or for accrued dividends or distributions on any Capital Stock issued upon conversion of any Security or portion thereof.

          Section 15.04. FRACTIONAL INTERESTS. No fractions of shares or scrip representing fractions of shares shall be issued upon conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities so surrendered. If any fraction of a share of Capital Stock would, except for the provisions of this Section, be issuable on the conversion of any Security or Securities, the Company shall make payment in lieu thereof in an amount of United States dollars equal to the value of such fraction computed on the basis of the current market price of the Capital Stock, rounded to the nearest cent. The current market price of a share of Capital Stock is the closing price reported by the New York Stock Exchange consolidated transaction reporting system for the last trading day before the Date of Conversion. In the absence of such a quotation, the Company shall determine the current market price on the basis of such quotation or quotations as it considers appropriate. Any determination that the Company or the Board of Directors makes regarding fractional shares shall be conclusive.

          Section 15.05. CONVERSION PRICE. The conversion price per share of Capital Stock issuable upon conversion of the Securities shall be as specified in such Securities.

          Section 15.06. ADJUSTMENT OF CONVERSION PRICE. The conversion price (herein called the "Conversion Price") shall be subject to adjustment from time to time as follows:

          (a) In case the Company shall (1) pay a dividend or make a distribution in shares of Capital Stock, (2) subdivide its outstanding shares of Capital Stock into a greater number of shares or (3) combine its outstanding shares of Capital Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such action shall be adjusted so that the holder of any Security thereafter surrendered for conversion shall be entitled to receive the number of shares of Capital Stock which he would have owned immediately following such action had such Security been converted immediately prior thereto. An adjustment made pursuant to this subsection (a) shall become effective immediately, except as provided in subsection (e) below, after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision or combination. If after an adjustment a holder upon conversion of the Capital Stock may receive shares of two or more classes of Capital Stock of the Company, the Company shall determine the allocation of the adjusted Conversion Price between the classes of Capital Stock. After such allocation, the conversion privilege and Conversion Price of each class of Capital Stock shall thereafter be subject to adjustment on terms comparable to those set forth in this paragraph.

          (b) In case the Company shall issue rights or warrants to all holders of Capital Stock entitling them (for a period not exceeding 45 days from the date of such issuance) to subscribe for or purchase shares of Capital Stock at a price per share less than the current market price per share (as determined pursuant to subsection (d) below) of the Capital Stock on the record date mentioned below, the Conversion Price shall be adjusted to a price, computed to the nearest cent, in accordance with the following formula:


                              N x P
                              -----
     AP    =     CP   x   0  +   M
                          --------
                            0 + N

where:

     AP    =        the adjusted Conversion Price.

     CP    =        the current Conversion Price.

     O     =        the number of shares of Capital Stock outstanding on the
                    record date for the distribution.

     N     =        the number of additional shares of Capital Stock offered.

     P     =        the offering price per share of the additional shares.

     M     =        the current market price per share of Capital Stock on the record date.


Such adjustment shall become effective immediately, except as provided in subsection (e) below, after the record date for the determination of holders entitled to receive such rights or warrants.

          (c) In case the Company shall distribute to all holders of Capital Stock, evidences of indebtedness, equity securities other than Capital Stock or other assets (other than cash dividends or other distributions to the extent paid from current or retained earnings of the Company), or shall distribute to all holders of Capital Stock rights or warrants to subscribe to securities (other than those referred to in subsection (b) above), then in each such case the Conversion Price shall be adjusted in accordance with the following formula:


     AP  =  CP   x   M  -  F
                     -------
                         M

where:

     AP   =        the adjusted Conversion Price.

     CP   =        the current Conversion Price.

     M    =        the current market price per share of Capital Stock on the record date mentioned below.

     F    =        the fair market value on the record date of the assets,
                   securities, rights or warrants applicable to one share of Capital Stock, as determined by the Company.

Such adjustment shall become effective immediately, except as provided in subsection (e) below, after the record date for the determination of stockholders entitled to receive such distribution.

          (d) For the purpose of any computation under subsections (b) and (c) above, the current market price per share of Capital Stock on any date shall be deemed to be the average of the closing price of the Capital Stock reported by the New York Stock Exchange consolidated transaction reporting system for the 30 consecutive trading days commencing 45 trading days before the date of determination. In the absence of one or more such quotations, the Company shall determine the current market price on the basis of such quotations as it considers appropriate.

          (e) In any case in which this Section shall require that an adjustment be made immediately following a record date, the Company may elect to defer the effectiveness of such adjustment (but in no event until a date later than the effective time of the event giving rise to such adjustment), in which case the Company shall, with respect to any Security converted after such record date and before such adjustment shall have become effective (i) defer paying any cash payment pursuant to Section 15.04 or issuing to the holder of such Security the number of shares of Capital Stock and other capital stock of the Company issuable upon such conversion in excess of the number of shares of Capital Stock and other capital stock of the Company issuable thereupon only on the basis of the Conversion Price prior to adjustment, and (ii) not later than five Business Days after such adjustment shall have become effective, pay to such holder the appropriate cash payment pursuant to Section 15.04 and issue to such holder the additional shares of Capital Stock and other capital stock of the Company issuable on such conversion.

          (f) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, that any adjustments which by reason of this subsection (f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

          (g) Whenever the Conversion Price is adjusted as herein provided, the Company shall promptly (i) file with the Trustee and each conversion agent an Officers' Certificate setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment, which certificate shall be conclusive evidence of the correctness of such adjustment, and (ii) mail or cause to be mailed a notice of such adjustment to each holder of Securities at his address as the same appears on the registry books of the Company.

Anything in this Section to the contrary notwithstanding the Company shall be entitled to make such adjustments in the Conversion Price, in addition to those required by this Section, and to make any election under Treasury Regulation
(S)1.305-3(d)(2), as it in its discretion shall determine to be advisable in order that any stock dividend, subdivision of shares, distribution of rights or warrants to purchase stock or securities, or distribution of other assets (other than cash dividends) hereafter made by the Company to its stockholders shall not be taxable.

          Section 15.07. CONTINUATION OF CONVERSION PRIVILEGE IN CASE OF RECLASSIFICATION, CHANGE, MERGER, CONSOLIDATION OR SALE OF ASSETS. If any of the following shall occur, namely: (a) any reclassification or change of outstanding shares of Capital Stock issuable upon conversion of the Securities (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (b) any consolidation, merger or combination of the Company with another corporation as a result of which the holders of Capital Stock shall be entitled to receive stock, other securities or other assets with respect to or in exchange for Capital Stock or (c) sale or conveyance of all or substantially all of the property or business of the Company as an entirety as a result of which the holders of Capital Stock shall be entitled to receive stock, other securities or other assets with respect to or in exchange for Capital Stock, then the Company or such successor or purchasing corporation, as the case may be, shall, as a condition precedent to such reclassification, change, consolidation, merger, combination, sale or conveyance, execute and deliver to the Trustee a supplemental indenture (which shall conform to the Trust Indenture Act of 1939 as in force at the date of the execution thereof) providing that the holder of each Security then outstanding shall have the right to convert such Security into the kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance by a holder of the number of shares of Capital Stock issuable upon conversion of such Security immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance. Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. If, in the case of any such consolidation, merger, combination, sale or conveyance, the stock or other securities and property receivable thereupon by a holder of shares of Capital Stock includes shares of stock or other securities and property of a corporation other than the successor or purchasing corporation, as the case may be, in such consolidation, merger, combination, sale or conveyance, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the holders of the Securities as the Board of Directors shall reasonably consider necessary by reason of the foregoing. The provisions of this Section shall similarly apply to successive consolidations, mergers, combinations, sales or conveyances.

          Notice of the execution of each such supplemental indenture shall be mailed to each holder of Securities at his address as the same appears on the registry books of the Company.

          Neither the Trustee nor any conversion agent shall be under any responsibility to determine the correctness of any provisions contained in any such supplemental indenture relating either to the kind or amount of shares of stock or securities or property receivable by holders of Securities upon the conversion of their Securities after any such reclassification, change, consolidation, merger, sale or conveyance or to any adjustment to be made with respect thereto, but, subject to the provisions of Sections 7.01 and 7.02, may accept as conclusive evidence of the correctness of any such provisions, and shall be protected in relying upon, the Officers' Certificate (which the Company shall be obligated to file with the Trustee prior to the execution of such any supplemental indenture) with respect thereto.

          Section 15.08.  NOTICE OF CERTAIN EVENTS.  In case:

          (a) the Company shall declare a dividend (or any other distribution) payable to the holders of Capital Stock otherwise than in cash; or

          (b) the Company shall authorize the granting to the holders of Capital Stock of rights to subscribe for or purchase any shares of stock of any class or of any other rights; or

          (c) the Company shall authorize any reclassification or change of the Capital Stock (other than a subdivision or combination of its outstanding shares of Capital Stock), or any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or the sale or conveyance of all or substantially all the property or business of the Company;

then, the Company shall cause to be filed at the office or agency maintained for the purpose of conversion of the Securities as provided in Section 4.02, and shall cause to be mailed to each holder of Securities, at his address as it shall appear on the registry books of the Company, at least 20 days before the date hereinafter specified (or the earlier of the dates hereinafter specified, in the event that more than one date is specified), a notice stating the date on which (1) a record is expected to be taken for the purpose of such dividend, distribution or rights, or if a record is not to be taken, the date as of which the holders of Capital Stock of record to be entitled to such dividend, distribution or rights are to be determined, or (2) such reclassification, change, consolidation, merger, sale, conveyance, dissolution, liquidation or winding-up is expected to become effective and the date, if any is to be fixed, as of which it is expected that holders of Capital Stock of record shall be entitled to exchange their shares of Capital Stock for securities or other property deliverable upon such reclassification, change, consolidation, merger, sale, conveyance, dissolution, liquidation or winding-up.

          Section 15.09. TAXES ON CONVERSION. The Company will pay any and all documentary, stamp or similar taxes payable to the United States of America or any political subdivision or taxing authority thereof or therein in respect of the issue or delivery of shares of Capital Stock on conversion of Securities pursuant thereto; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of shares of Capital Stock in a name other than that of the holder of the Securities to be converted and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Company the amount of any such tax or has established, to the satisfaction of the Company, that such tax has been paid. The Company shall pay no tax that may be payable with respect to any other taxes imposed in connection with conversion of Securities.

          Section 15.10. COMPANY TO PROVIDE STOCK. The Company shall reserve, free from preemptive rights, out of its authorized but unissued shares of Capital Stock, sufficient shares to provide for the conversion of the Securities from time to time as such Securities are presented for conversion, provided, that nothing contained herein shall be construed to preclude the Company from satisfying its obligations in respect of the conversion of Securities by delivery of repurchased shares of Capital Stock which are held in the treasury of the Company.

          If any shares of Capital Stock to be reserved for the purpose of conversion of Securities hereunder require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued or delivered upon conversion, then the Company covenants that it will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be, provided, however, that nothing in this Section shall be deemed to affect in any way the obligations of the Company to convert Securities into Capital Stock as provided in this Article.

          Before taking any action which would cause an adjustment reducing the Conversion Price below the then par value, if any, of the Capital Stock, the Company will take all corporate action which may, in the Opinion of Counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Capital Stock at such adjusted Conversion Price.

          The Company covenants that all shares of Capital Stock which may be issued upon conversion of Securities will upon issue be fully paid and nonassessable by the Company and free of preemptive rights.

          Section 15.11. DISCLAIMER OF RESPONSIBILITY FOR CERTAIN MATTERS. Neither the Trustee nor any agent of the Trustee shall at any time be under any duty or responsibility to any holder of Securities to determine whether any facts exist which may require an adjustment of the Conversion Price, or with respect to the Officers' Certificate referred to in Section 15.06(g), or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee nor any agent of the Trustee shall be accountable with respect to the validity or value (or the kind or amount) of any shares of Capital Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Security; and neither the Trustee nor any conversion agent makes any representation with respect thereto. Neither the Trustee nor any agent of the Trustee shall be responsible for any failure of the Company to issue, register the transfer of or deliver any shares of Capital Stock or stock certificates or other securities or property upon the surrender of any Security for the purpose of conversion or, subject to Sections 7.01 and 7.02, to comply with any of the covenants of the Company contained in this Article.

          Section 15.12. RETURN OF FUNDS DEPOSITED FOR REDEMPTION OF CONVERTED SECURITIES. Any funds which at any time shall have been deposited by the Company or on its behalf with the Trustee or any other Paying Agent for the purpose of paying the principal of and interest on any of the Securities and which shall not be required for such purposes because of the conversion of such Securities, as provided in this Article, shall after such conversion be repaid to the Company by the Trustee or such other Paying Agent.

                                ARTICLE SIXTEEN

                           MISCELLANEOUS PROVISIONS

          Section 16.01. SUCCESSORS AND ASSIGNS OF COMPANY BOUND BY INDENTURE. All the covenants, stipulations, promises and agreements in this Indenture contained by or in behalf of the Company shall bind its successors and assigns, whether so expressed or not.

          Section 16.02. ACTS OF BOARD, COMMITTEE OR OFFICER OF SUCCESSOR CORPORATION VALID. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer or officers of the Company shall and may be done and performed with like force and effect by the like board, committee or officer or officers of any corporation that shall at the time be the lawful sole successor of the Company.

          Section 16.03.  REQUIRED NOTICES OR DEMANDS MAY BE SERVED BY MAIL.
Any notice or demand which by any provisions of this Indenture is required or permitted to be given or served by the Trustee, by the holders of Securities or by the holders of Preferred Securities to or on the Company may be given or served by registered mail postage prepaid addressed (until another address is filed by the Company with the Trustee for such purpose), as follows: Wells Fargo & Company, Attention: Treasurer, 475 Sansome Street, San Francisco, California 94163. Any notice, direction, request, demand, consent or waiver by the Company, by any Securityholder or by any holder of a Preferred Security to or upon the Trustee shall be deemed to have been sufficiently given, made or filed, for all purposes, if given, made or filed in writing at the principal office of the Trustee, Attention: Vice President - Corporate Trust Administration.

          Section 16.04. OFFICERS' CERTIFICATE AND OPINION OF COUNSEL TO BE FURNISHED UPON APPLICATIONS OR DEMANDS BY THE COMPANY. Upon any request or application by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent have been complied with, except that in the case of any such application or demand as to which the furnishing of such document is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished.

          Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture, other than certificates provided pursuant to
Section 4.06, shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

          Any certificate, statement or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters, upon the certificate, statement or opinion of or representations by an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous.

          Any certificate, statement or opinion of an officer of the Company or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent.

          Section 16.05. PAYMENTS DUE ON SATURDAYS, SUNDAYS, AND HOLIDAYS. In any case where the date of payment of interest on or principal of the Securities of any series or the date fixed for any redemption of any Security of any series shall not be a Business Day, then payment of interest or principal need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date fixed for the payment of interest on or principal of the Security or the date fixed for any redemption of any Security of such series, and no additional interest shall accrue for the period after such date and before payment.

          Section 16.06. PROVISIONS REQUIRED BY TRUST INDENTURE ACT OF 1939 TO CONTROL. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required to be included in this Indenture by any of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939, as amended, such required provision shall control.

          Section 16.07. INDENTURE AND SECURITIES TO BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA. This Indenture and each Security shall be deemed to be a contract made under the laws of the State of California, and for all purposes shall be construed in accordance with the laws of said State, provided, however, that the rights and duties of the Trustee hereunder shall be construed in accordance with the laws of the State of the Trustee's principal place of business.

          Section 16.08. PROVISIONS OF THE INDENTURE AND SECURITIES FOR THE SOLE BENEFIT OF THE PARTIES AND THE SECURITYHOLDERS. Nothing in this Indenture or in the Securities, expressed or implied, shall give or be construed to give any person, firm or corporation, other than the parties hereto and their successors and assigns and the holders of the Securities, any legal or equitable right, remedy or claim under or in respect of this Indenture, or under any covenant, condition and provision herein contained; all its covenants, conditions and provisions being for the sole benefit of the parties hereto and their successors and assigns and of the holders of the Securities and, to the extent expressly provided in Sections 6.01, 6.05, 6.06, 9.07, 10.01 and 10.02, the holders of Preferred Securities.

          Section 16.09. INDENTURE MAY BE EXECUTED IN COUNTERPARTS. This Indenture may be executed in any number of counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

          Section 16.10. SECURITIES IN FOREIGN CURRENCIES. Whenever this Indenture provides for any action by, or any distribution to, holders of Securities denominated in United States dollars and in any other currency, in the absence of any provision to the contrary in the form of Security of any particular series, the relative amount in respect of any Security denominated in a currency other than United States dollars shall be treated for any such action or distribution as that amount of United States dollars that could be obtained for such amount on such reasonable basis of exchange and as of such date as the Company may specify in a written notice to the Trustee.

          The First National Bank of Chicago, the party of the second part, hereby accepts the trusts in this Indenture declared and provided, upon the terms and conditions hereinabove set forth.

          IN WITNESS WHEREOF, WELLS FARGO & COMPANY, the party of the first part, has caused this Indenture to be signed and acknowledged by its Chairman of the Board or its Vice Chairman of the Board or its President or one of its Vice Presidents, and its corporate seal to be affixed hereunto, and the same to be attested by its Secretary or an Assistant Secretary; and THE FIRST NATIONAL BANK OF CHICAGO, the party of the second part, has caused this Indenture to be signed and acknowledged by one of its Vice Presidents and has caused its corporate seal to be affixed hereunto, and the same to be attested by one of its Assistant Vice Presidents, all as of the day and year first written above.


                              WELLS FARGO & COMPANY


                              By /s/ Rodney L. Jacobs
                                 ------------------------------
                                    Vice Chairman


[CORPORATE SEAL]              By /s/ Alan J. Pabst
                                 ------------------------------
                                    Senior Vice President and
                                    Treasurer
ATTEST:

/s/ Robert Singley
-------------------------
Assistant Secretary


                              THE FIRST NATIONAL BANK OF CHICAGO, as Trustee



[CORPORATE SEAL]              By /s/ John R. Prendiville
                                 ------------------------------
                                    Vice President
ATTEST:


-------------------------
Assistant Vice President